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Exhibit 10.20

        VOID IF EXECUTED AFTER December 23, 2003

        Charter Learning

Charter Learning Pricing Summary

SCHEDULE OF FEES

	Level of License and Support	Initial Term Fees (USD) (14 Months)		Renewal term Fees (if applicable)
Blackboard Learning System™ License	Basic Edition	$	[***]
	[***]	$	[***]
Blackboard Learning Solutions	[***]	$	[***]
ASP annual fees		$	[***]
	[***]	$	[***]
Managed Contact Center		$	[***]
Total Fees Due:		$	[***]

[***]

BLACKBOARD MASTER TERMS

        Blackboard offers software and services that are useful for a range of educational purposes, from development of course websites to development of an entire online campus, and Blackboard also offers technology that allows institutions to establish and manage accounts for a stored value card system and security access system. Customer wishes to use such Blackboard software, services and other technology to enhances its own educational program, and Blackboard is willing to grant to Customer a license for this purpose in accordance with the terms and conditions contained in this Agreement.

AGREEMENT

        In consideration of the following mutual promises and agreements, the Parties agree as follows:

1.     SCOPE OF AGREEMENT.

        1.1    Exhibits and Schedules.    These Master Terms describe the general terms by which Customer may license Software and purchase services and/or Equipment (each as defined below) from Blackboard as set forth in any Schedule (as defined below). The specific terms related to the license of Software or purchase of Services and/or Equipment are described in the appropriate Software Schedules or Service Schedules which have been separately executed by the Parties, and Exhibits to such Schedules (collectively referred to as "Schedules"). Schedules may be added or deleted from time to time by the agreement of the parties, but Customer acknowledges that it only has rights to use Software or receive Services/Equipment to the extent provided pursuant to one or more applicable Schedules which has been executed and remains in force.

        1.2    Order or Precedence.    In the event a conflict arises between these Master Terms and the provisions of any Schedule, these Master Terms will govern unless the relevant Schedule expressly provides otherwise. No term or provision set forth or cross-references in any purchase order or payment documentation will be construed to amend, add to, or supersede any provision of this Agreement. This means that the terms and conditions of any purchase order or payment documentation will not be binding upon either Party.

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

2.     DEFINITIONS.

        2.1   "Agreement" means the cover page to which these Master Terms are attached, these Master Terms and all Schedules (and exhibits to Schedules) attached to these Master Terms, as amended from time to time.

        2.2   "Available Date" means, with respect to any particular Software or Equipment, the date upon which deliver of the relevant Software or Equipment is deemed complete pursuant to the terms of the relevant Schedule.

        2.3   "Blackboard" means Blackboard Inc., a Delaware corporation with its principal office and place of business at 1899 L Street, NW, Fifth Floor, Washington, D.C. 20036, U.S.A.

        2.4   "Confidential Information" means any non-public information disclosed by either Party to the other, related to the operations of either Party or a third party that has been identified as confidential or that by the nature of the information or the circumstances surrounding disclosure ought reasonably to be treated as confidential. Without limiting the generality of the foregoing, Confidential Information will be deemed to include, without limitation, information about a Party's business, vendors, customers, products, services, employees, finances, costs, expenses, financial or competitive condition, policies, and practices, computer software programs and programming tools and their respective design, architecture, modules, interfaces, databases and database structure, nonlinear elements, capabilities and functionality, source code and object code, as well as research and development efforts, marketing and distribution efforts, licensing, cost-licensing, marketing and distribution practices, computer software programs and other information licensed or otherwise disclosed to a Party in confidence by a third party, and any other non-public information that does or may have economic value by reason of not being generally known.

        2.5   "Customer" means the customer identified on the cover page to which these Master Terms are attached.

        2.6   "Customer Content" means any data, information, graphics or other media files or other content, including, but not limited to, course materials, provided by or for Customer or any end user of the Software through use of the Software, excluding any portion of the Software or Documentation.

        2.7   "Documentation" means, with respect to any particular Software or Equipment, any applicable standard end user specifications and/operating instructions] provided by Blackboard for such Software and/or Equipment, which may be amended from time to time. Documentation does not include any sales or marketing materials.

        2.8   "Effective Date" means the date upon which both Parties have executed the cover page to which these Master Terms are attached.

        2.9   "Equipment" means any hardware and/or firmware provided by Blackboard to Customer pursuant to any Schedule, including, without limitation, hardware and/or firmware related to the stored value card system and security access system.

        2.10 "Master Terms" means these Blackboard Master Terms.

        2.11 "Party" means either Blackboard or Customer.

        2.12 "Services" means any services provided by Blackboard to Customer pursuant to any Schedule, including, without limitation, consulting, educational, ASP installation, system administration, training or maintenance and support services.

        2.13 "Software" means the object code version of the Blackboard software as described on the applicable Software Schedule(s).

        2.14 "Test Copy" shall mean one copy of the Software for use of Customer's site solely for the purposes of testing the Software. Under no circumstances shall a test copy be used for production purposes. Unless otherwise indicated in an attached Schedule, test copies are unsupported.

        2.15 "Virtual Installation" or "Virtual Installations" mean separate environments within the Software installation, using the same Software application files and maintained on the same hardware.

3.     APPLICATION OF SCHEDULES.

        3.1    Provision by Blackboard.    Blackboard agrees to make available and/or provide, as applicable, the Software, Equipment or Services required by any Schedule duly executed, attached and incorporated into this Agreement.

        3.2    No Further Obligations.    Except as required by any applicable Schedule or as otherwise agreed between the Parties, Customer acknowledges that Blackboard has no obligations under this Agreement to provide Software, Equipment or Services of any nature to Customer.

4.     CONFIDENTIALITY.

        4.1    Nondisclosure and Nonuse.    Each Party will keep the other Party's Confidential Information confidential. Specifically, each Party receiving Confidential Information agrees not to disclose such Confidential Information except to those directors, officers, employees and agents of such Party (i) whose duties justify their need to know such information and (ii) who have been clearly informed of their obligation to maintain the confidential, proprietary and/or trade secret status of such Confidential Information. Each Party receiving Confidential Information further agrees that it will not use such Confidential Information except for the purposes set forth in this Agreement. Each Party receiving Confidential Information shall treat such information as strictly confidential, and shall use the same care to prevent disclosure of such information as such Party uses with respect to its own confidential and propietary information, provided that in any case it shall not use less than the care a reasonable person would use under similar circumstances.

        4.2    Notice.    The receiving Party will promptly notify the disclosing Party in the event the receiving Party learns of any unauthorized possession, use or disclosure of the Confidential Information and will provide such cooperation as the disclosing Party may reasonably request, at the disclosing Party's expense, in any litigation against any third parties to protect the disclosing Party's rights with respect to the Confidential Information.

        4.3    Terms of Agreement.    Except as otherwise provided by law, neither Party shall disclose the terms of the Agreement to any third party; provided, however, that either Party may disclose the terms of this Agreement to its professional advisers, or to any potential investor or acquirer of a substantial part of such Party's business (whether by merger, sale of assets, sale of stock or otherwise), provided that such third party is bound by a written agreement or legal duty on terms at least as onerous as those set out in this Section 4 to keep such terms confidential.

        4.4    Exceptions to Confidential Treatment.    Notwithstanding the foregoing, the preceding provisions of this Section 4 will not apply to Confidential Information that (i) is publicly available or in the public domain at the time disclosed; (ii) is or becomes publicly available or enters the public domain through no fault of the recipient; (iii) is rightfully communicated to the recipient by persons not bound by confidentiality obligations with respect therein; (iv) is already in the recipient's possession free of any confidentiality obligations with respect thereto at the time of disclosure; (v) is independently developed by the recipient; or (vi) is approved for release or disclosure by the disclosing Party without restrictions. Each Party may disclose Confidential Information to the limited extent necessary (x) to comply with the order of a court or competent jurisdiction or other governmental body having authority over such Party, provided that the Party making the disclosure pursuant to the order will first have given notice to the other Party and made a reasonable effort to obtain a protective order, (y) to comply with applicable law or regulation requiring such disclosure; or (z) to make such court filing as may be required to establish a Party's rights under this Agreement.

5.     TERM; TERMINATION.

        5.1    Term.    This Agreement shall commence as of the Effective Date and shall continue in effect until either (i) the expiration of the minimum term, as specified on the Cover Sheet, or (ii) the expiration or termination of all Schedules, whichever occurs later.

        5.2    Termination for Breach.    In the event that either Party materially breaches any obligation, representation or warranty under this Agreement, the non-breaching Party may terminate this Agreement in its entirety, or, at the non-breaching Party's option, it may terminate solely the relevant Schedule pursuant to which such breach has occurred, provided in either case that such has not been corrected within thirty (30) days after receipt of a written notice of such breach. Without limiting the foregoing, either Party may terminate this Agreement immediately upon written notice to the other Party in the event the other Party materially breaches the provisions of Section 4.

        5.3    Termination for Insolvency.    Without prejudice to any other available remedies, either Party may terminate this Agreement immediately upon written notice if (i) the other Party becomes insolvent, files for relief under any bankruptcy law, or makes an arrangement with its creditors generally or has a liquidator or a receiver appointed over a substantial party of its business or assets or commences to be wound up (other than for the purposes of a solvent amalgamation or reconstruction) or (ii) any other circumstances arise in any jurisdiction which entitle a Court or a creditor to appoint a liquidator, receiver, administrative receiver or administrator or equivalent officer to make a winding up order in relation to such Party.

        5.4    Effect of Termination.    Upon termination of this Agreement, all Schedules shall automatically and immediately terminate, and all licenses granted under this Agreement shall immediately cease. Upon termination, Customer will immediately discontinue all use materials licensed under this Agreement, and will pay to Blackboard all amounts due and payable hereunder. Each Party (i) will immediately cease any use of the other Party's Confidential Information; (ii) will delete any of the other Party's Confidential Information from its computer storage or any other media, including, but not limited to, online and off-line libraries; and (iii) will return to the other Party or, at the other Party's option, destroy, all copies of the other Party's Confidential Information then in its possession. Without limiting the foregoing, upon termination of any Schedule (including upon termination of this Agreement in its entirety), the provisions of such Schedule regarding the effect of such Schedule's termination shall also apply.

        5.5    Survival.    The termination or expiration of the Agreement shall not relieve either Party of any obligation or liability accrued hereunder prior to or subsequent to such termination, nor affect or impair the rights of either Party arising under the Agreement prior to or subsequent to such termination or expiration, except as expressly provided in this Agreement. Without limiting the foregoing, the provisions of Sections 4, 5.4, 5.5, 6, 7, 8 and 9 shall survive the termination of this Agreement for any reason.

6.     FEES; EXPENSES.

        6.1    Fees; Payments.    In consideration for Blackboard's performance under this Agreement, Customer agrees to pay Blackboard all fees required by the Schedules, as applicable, which fees will be due in accordance with the provisions of the relevant Schedules, but in no event later than thirty (30) days after the date of an invoice from Blackboard. Blackboard expressly reserves the right to change the fees payable under any Schedule with respect to any renewal of such Schedule upon expiration of its then-current term. Customer will pay all fees in U.S. dollars. Payments shall be sent to the address indicated on the invoice.

        6.2    Late Fees.    Blackboard may charge interest on any overdue amounts at the lower of (i) the highest permissible rate or (i) 18% per annum, charged at 1.5% per month from the date on which such amount fell due until the date of payment, whether before or after judgment.

        6.3    Audits.    For the sole purpose of ensuring compliance with this Agreement, Blackboard shall have the right, at its expense, to audit Customer's use of the Software upon not less than seven (7) days' advance notice. Any such audit shall be during Customer's normal business hours and shall not be made more frequently than once every twelve months, provided that if any such audit reveals a material breach of this Agreement. Blackboard may conduct such audits on a quarterly basis until such audits confirm that the relevant breach has been cured.

        6.4    Taxes.    The fees hereunder do not include any sales, use, excise, import or export, value-added or similar tax or internal, or any costs associated with the collection or withholding thereof, or any government permit fees, license fees or customs or similar fees levied on the delivery of any Software or Equipment or the performance of Services by Blackboard to Customer. All payments due under this Agreement shall be made without any deduction or withholding, unless such deduction or withholding is required by any applicable law or any relevant governmental revenue authority then in effect. If Customer is required to deduct or withhold, Customer will promptly notify Blackboard of the requirement, pay the required amount to the relevant governmental authority, provide Blackboard with an official receipt or certified copy or other documentation acceptable to Blackboard evidencing payment, and pay to Blackboard, in addition to the payment in which Blackboard is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Blackboard equals the full amount Blackboard would have received had no such deduction or withholding been required.

        6.5    Expenses.    Except as provided in these Master Terms or any Schedule, each party will be responsible for its own expenses incurred in rendering performance under this Agreement, including, without limitation, the cost of facilities, work space, computers and computer time, development tools and platforms, utilities management, personnel and supplies.

        6.6    Purchase Orders.    Customer agrees that if its internal procedures require that a purchase order be issued as a prerequisite to payment of any amounts due to Blackboard, it will timely issue such purchase order and inform Blackboard of the number and amount thereof. Customer agrees that the absence of a purchase order, other ordering document or administrative procedure may not be raised as a defense to avoid or impair the performance of any of Customer's obligations hereunder, including payment of amounts owed to Blackboard.

7.     DISCLAIMERS AND REMEDIES.    THE FOLLOWING PARAGRAPHS OF THIS SECTION 7 ARE IMPORTANT LEGAL LANGUAGE. PLEASE READ THESE PARAGRAPHS CAREFULLY, AS THEY LIMIT BLACKBOARD'S LIABILITY TO CUSTOMER.

        7.1    Disclaimer of Warrants.    EXCEPT AS EXPRESSLY AND SPECIFICALLY PROVIDED IN ANY ATTACHED SCHEDULE(S): (A) THE SOFTWARE, EQUIPMENT AND ALL PORTIONS THEREOF, AND ANY SERVICES ARE PROVIDED "AS IS." TO THE MAXIMUM EXTENT PERMITTED BY LAW, BLACKBOARD AND ITS LICENSORS AND SUPPLIERS DISCLAIM ALL OTHER REPRESENTATIONS OR WARRANTIES OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES OF SATISFACTORY QUALITY, FITNESS FOR A PARTICULAR PURPOSE, SYSTEM INTEGRATION, DATA ACCURACY, MERCHANTABILITY, TITLE, NON-INFRINGEMENT AND/OR QUIET ENJOYMENT; (B) NEITHER BLACKBOARD NOR ITS LICENSORS WARRANT THAT THE FUNCTIONS OR INFORMATION CONTAINED IN THE SOFTWARE WILL MEET ANY

REQUIREMENTS OR NEEDS CUSTOMER MAY HAVE, OR THAT THE SOFTWARE WILL OPERATE ERROR FREE OR WITHOUT INTERRUPTION, OR THAT ANY DEFECTS OR ERRORS IN THE SOFTWARE WILL BE CORRECTED, OR THAT THE SOFTWARE IS COMPATIBLE WITH ANY PARTICULAR COMPUTER SYSTEM OR SOFTWARE; AND (C) BLACKBOARD AND ITS LICENSORS MAKE NO GUARANTEE OF ACCESS TO OR ACCURACY OF THE CONTENT CONTAINED IN OR ACCESSED THROUGH THE SOFTWARE.

        7.2    Limitations of Liability.    TO THE MAXIMUM EXTENT PERMITTED BY LAW, IN NO EVENT WILL BLACKBOARD OR IT LICENSORS BE LIABLE TO CUSTOMER FOR ANY OF THE FOLLOWING TYPES OF LOSS OR DAMAGE ARISING IN ANY WAY OUT OF OR IN CONNECTION WITH THIS AGREEMENT. THE SOFTWARE, EQUIPMENT OR SERVICES, WHETHER OR NOT BLACKBOARD WAS ADVISED IN ADVANCE OF THE POSSIBILITY OF SUCH LOSS OR DAMAGE: (A) ANY LOSS OF BUSINESS, CONTRACTS, PROFITS, ANTICIPATED SAVINGS, GOODWILL OR REVENUE; (B) ANY LOSS OR CORRUPTION OF DATA OR (C) ANY INCIDENTAL INDIRECT OR CONSEQUENTIAL, LOSSES OR DAMAGES WHATSOEVER (INCLUDING, WITHOUT LIMITATION, SPECIAL, PUNITIVE, OR EXEMPLARY DAMAGES) IN NO EVENT SHALL BLACKBOARD'S CUMULATIVE LIABILITY FOR ALL CLAIMS ARISING FROM OR RELATING TO THIS AGREEMENT, REGARDLESS OF THE NATURE OF THE CLAIM EXCEED THE AMOUNT OF FEES PAID BY CUSTOMER UNDER THIS AGREEMENT FOR THE PARTICULAR SOFTWARE, EQUIPMENT AND/OR SERVICE WITH RESPECT TO WHICH THE RELEVANT CLAIM AROSE DURING THE TWELVE (12)-MONTH PERIOD IMMEDIATELY PRIOR TO THE EVENT, ACT OR OMISSION GIVING RISE TO SUCH LIABILITY. THIS LIMITATION OF LIABILITY IS INTENDED TO APPLY WITHOUT REGARD TO WHETHER OTHER PROVISIONS OF THIS AGREEMENT HAVE BEEN BREACHED OR HAVE PROVEN EFFECTIVE.

        7.3    Liability Not Excluded.    Nothing in this Section 7 excludes or limits the liability of Blackboard or its licensors or suppliers to the Customer for death or personal injury caused by the negligence of Blackboard, its licensors or its suppliers or any other liability which cannot be excluded by law.

        7.4    Essential Basis.    The Parties acknowledge and agree that the disclaimers, exclusions and limitations of liability set forth in this Section 7 form an essential basis of this Agreement, and that, absent any such disclaimers, exclusions or limitations of liability, the terms of this Agreement, including, without limitation, the economic terms, would be substantially different.

8.     INFRINGEMENT

        8.1    Blackboard Infringement Obligations.    If any third party brings a claim against Customer alleging that the use of the Software or Equipment authorized under this Agreement infringes a U.S. or European patent issued prior to the Effective Date or copyright under applicable law or any jurisdiction Customer must promptly notify Blackboard in writing and make no admission in relation to such alleged infringement. Blackboard shall, at its own expense and option: (i) defend and settle such claim; (ii) procure Customer the right to use the Software or Equipment; (iii) modify or replace the Software or Equipment to avoid infringement; or (iv) refund the applicable fee paid for the current term. In the event Blackboard exercises option (i) above, it shall have the sole and exclusive authority to defend and/or settle any such claim or action, provided that Blackboard will keep Customer informed of, and will consult with any independent legal advisors appointed by Customer at Customer's own expense regarding the progress of such defense.

        8.2    Exceptions.    Blackboard shall have no liability to Customer under Section 8.1 or otherwise for any claim or action alleging infringement or violation of applicable privacy or publicity laws based upon (i) any use of the Software or Equipment in a manner other than as specified by Blackboard; (ii) any combination of the Software or Equipment with other products, equipment, devices, software, systems or data not supplied by Blackboard (including, without limitation, any software produced by Customer for use with the Software) to the extent such claim is directed against such combination; (iii) the Customer Content, or the use of the Customer Content, or (iv) any modifications or customization of the Software or Equipment by any person other than Blackboard (any of the foregoing, separately and collectively "Customer Matters").

        8.3    Customer Infringement Obligations.    Customer shall, at its own expense, indemnify and, at Blackboard's option, defend Blackboard against any losses, damages or expenses (including, without limitation, reasonable attorneys' fees) arising from any claim, suit or proceeding brought by a third party against Blackboard arising out of a Customer Matter and shall pay any damages finally awarded or settlement amounts agreed upon to the extent based upon a Customer Matter (any or the foregoing indemnifiable matters, each a "Blackboard Claim"). Blackboard agrees (i) to provide Customer with prompt written notice of any Blackboard Claim; (ii) to permit Customer to control the defense and/or settlement of such Blackboard Claim, provided that Customer will not settle any Blackboard Claim unless such settlement completely and forever releases Blackboard with respect thereto or unless Blackboard provides its prior written consent to such settlement; and (iii) to provide such assistance as Customer may reasonably request, at Customer's expense, in order to settle or defend any such Blackboard Claim.

        8.4    Exclusive Remedy.    THE FOREGOING PROVISIONS OF THIS SECTION 8 STATE THE ENTIRE LIABILITY AND OBLIGATIONS OF EACH PARTY, AND THE EXCLUSIVE REMEDY OF EACH PARTY WITH RESPECT TO CLAIMS BY ANY THIRD PARTY ALLEGING INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHT.

9.     MISCELLANEOUS MATTERS.

        9.1    Severability.    Should any term or provision of this Agreement be finally determined by a court of competent jurisdiction to be void, invalid, unenforceable or contrary to law or equity, the offending term or provision shall be construed (i) to have been modified and limited (or if strictly necessary, delete) only to the extent required to conform to the requirements of law and (ii) to give effect to the intent of the Parties (including, without limitation, with respect to the economic effect of the Agreement), and the remainder of this Agreement (or, as the case may be, the application of such provisions to other circumstances) shall not be affected thereby but rather shall be enforced to the greatest extent permitted by law.

        9.2    Conflict Resolution.    Except with respect to controversies or claims regarding either Party's Confidential Information or proprietary rights under this Agreement, in the event any controversy or claim arises in connection with any provisions of this Agreement, the Parties shall try to settle their differences amicably between themselves by referring the disputed matter to their respective designated representatives for discussion and resolution. Either Party may initiate such informal dispute resolution by sending written notice of the dispute to the other Party, and if such representatives are unable to resolve such dispute within thirty (30) days of initiating such negotiations, either Party may seek the remedies available to such Party under law. Notwithstanding the foregoing, nothing in this Section 9.2 will be construed to limit either Party's rights under Section 5 and 9.6.

        9.3    Governing Law.    This Agreement shall for all purposes be governed by and interpreted in accordance with the laws of the Commonwealth of Virginia without reference to its conflicts of law provisions, and each Party irrevocably submits to the non-exclusive jurisdiction of the courts in or for the Commonwealth of Virginia. The U.N. Convention on Contracts for the International Sale of Goods shall not apply to this Agreement.

        9.4    Modification and Waiver.    No modification, amendment, supplement, or other change to this Agreement, including, without limitation, changes to any Schedule will be effective unless set forth in writing and signed by duly authorized representatives of Blackboard and Customer. No waivers under this Agreement will be effective unless expressly set forth in writing and signed by a duly authorized representative of the Party against whom enforcement thereof is sought. The failure of either Party to insist upon strict performance of any provision of this Agreement, or to exercise any right provided for herein, shall not be deemed to be a waiver of such provision or right with respect to subsequent claims (unless expressly so stated in a valid amendment or waiver), and no waiver of any provision or right shall affect the right of the waiving Party to enforce any other provision or right herein.

        9.5    Assignment.    No right or obligation of Customer under this Agreement may be assigned, delegated or otherwise transferred, whether by agreement, operation of law or otherwise, without the express prior written consent of Blackboard, and any attempt to assign, delegate or otherwise transfer any of Customer's rights or obligations hereunder, without such consent, shall be void. Blackboard can assign, delegate or transfer its rights and obligations to an affiliate company with appropriate means for fulfilling such rights or obligations without prior written notice or consent. Subject to the preceding sentence, this Agreement shall bind each Party and its permitted successors and assigns.

        9.6    Remedies.    The Parties agree that any breach of this Agreement would cause irreparable injury for which no adequate remedy at law exists; therefore, the Parties agree that equitable remedies, including without limitation, injunctive relief and specific performance, are appropriate remedies to redress any breach or threatened breach of this Agreement, in addition to other remedies available to the Parties. All rights and remedies hereunder shall be cumulative, may be exercised singularly or concurrently and shall not be deemed exclusive except as provided in Sections 5, 7 and 8. If any legal action is brought to enforce any obligations hereunder, the prevailing Party shall be entitled to receive its legal fees, court costs and other collection expenses, in addition to any other relief it may receive.

        9.7    Notices.    Any notice or communication permitted or required hereunder shall be in writing and shall be delivered in person or by courier, sent by facsimile, or mailed by certified or registered mail, postage prepaid, return receipt requested, and addressed as set forth above or to such other address as shall be given in accordance with this Section 9.7, and shall be effective upon receipt.

        9.8    Force Majeure.    Except with regard to payment obligations, neither Party will be responsible for any failure to fulfill its obligations due to causes beyond its reasonable control, including without limitation, acts or omissions of government or military authority, acts of God, materials shortages, transportation delays, fires, floods, labor disturbances, riots, wars, terrorist acts or inability to obtain any export or import license or other approval or authorization of any governmental authority.

        9.9    U.S. Government Sales.    If Customer is a U.S. Government entity, the Software is provided with RESTRICTED RIGHTS. Each of the components that comprise the Software is a "commercial item" as that term is defined at 48 C.F.R. 2.101, consisting of "commercial computer software" and/or "commercial computer software documentation" as such terms are used in 48 C.F.R. 12.212. Consistent with 48 C.F.R. 12.212 and 48 C.F.R. 227.7202-1 through 227.7202-4, all U.S. Government end users acquire the Software with only those rights set forth herein. Contractor/Manufacturer is Blackboard Inc., 1899, L Street, N.W., Suite 500, Washington, D.C. 20036. All rights not specifically granted in this statement are reserved by Blackboard.

        9.10    Expert Control.    Customer shall not export or allow the export or re-export the Software, any components thereof or any Confidential Information of Blackboard without the express, prior written consent of Blackboard and except in compliance with all export laws and regulations of the U.S. Department of Commerce and all other U.S. agencies and authorities, including without limitation, the Export Administration Regulations of the U.S. Department of Commerce Bureau of Export Administration (as contained in 15 C.F.R. Parts 730-772), and if applicable, relevant foreign laws and regulations.

        9.11    Relationship    Blackboard and Customer are independent contracting parties. This Agreement shall not constitute the Parties as principal and agent, partners, joint venturers, or employer and employee.

        9.12    Entire Agreement.    This Agreement, which includes those Master Terms and the applicable Schedule(s) and Exhibit(s), constitutes the entire, full and Complete Agreement between the Parties concerning the subject matter of this Agreement and supersedes all prior or contemporaneous oral or written communications, proposals, conditions, representations and warranties, and this Agreement prevails over any conflicting or additional terms of any quote, order, acknowledgement, or other communication between the Parties relating to its subject matter. This means that Customer may not and should not rely on any sales or marketing materials provided to it by Blackboard. Blackboard's only obligations to Customer related to the subject matter of this Agreement are set forth in this Agreement. Notwithstanding the foregoing, nothing to this Agreement shall exclude or restrict the liability of either party arising out of fraud or fraudulent misrepresentation.

END OF MASTER TERMS

 SOFTWARE SCHEDULE LS-1
BLACKBOARD LEARNING SYSTEM™ BASIC EDITION OPTION

        This Blackboard Learning System Basic Edition Software Schedule ("Schedule") in an addendum to the Blackboard License And Services Agreement between Blackboard and Customer, including the Master Terms and other Schedules incorporated therein (collectively, the "Agreement"). Capitalized terms used in this Schedule that are not otherwise defined in this Schedule shall have the meaning set forth in the Master Terms.

SCHEDULE OF FEES

	Level of License and Support	Initial Term Fees (USD) (14 Months)
Blackboard Learning System™ License	Basic Edition	$	[***]
		$	[***]
Total Fees Due:		$	[***]

Designated Server Site (Physical Location of the Software): 4350 East Camelback Road, Suite B-240 Phoenix, AZ 85018	Database Version:	Operating System:	Hardware Model:

[***]

1.     ADDITIONAL DEFINITIONS

        1.1   "Authorized End User" means any individual who is a student resident in a degree, or certificate-granting program of Customer, prospective student, alumni, consortia student registered to take one of Customer's regularly offered courses of instruction, employee, trustee or collaborating researcher of Customer or a Customer employee (solely to the extent any such employee use the Software for Customer's informal training purposes) up to a maximum of 1,000 Authorized End Users.

        1.2   "Corrections" means a change (e.g., fixes, workarounds and other modifications) made by or for Blackboard which corrects Software Errors in the Software, provided in temporary form such as a patch, and later issued in the permanent form of an Update.

        1.3   "Designated Server Site" means the physical location where the Software will be installed, as identified in the table above.

        1.4   "Software" means, for purposes of this Schedule only, the version(s) of the Blackboard proprietary identified in the table above.

        1.5   "Software Error" means a failure of any Software materially and substantially to conform to applicable Documentation, provided that such failure can be reproduced and verified by Blackboard using the most recent version of such Software made available to Customer, and further provided that Software Errors do not include any nonconformity to applicable Documentation caused by (i) Customer's or its end users' negligence, (ii) any modification or alteration to the Software not made by Blackboard, (iii) data that does not conform to Blackboard's specified data format, (iv) operator error, (v) use on any system other than the operating system specified in the Documentation, (v) accident, misuse or any other cause which, in Blackboard's reasonable determination, is not

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

inherent in the Software; or (vi) any use of the Software other than expressly authorized in this Schedule.

        1.6   "Third Party Software" means the software manufactured by third parties that has been incorporated by Blackboard into the Software.

        1.7   "Updates" means the object code versions of the Software that have been developed by Blackboard to correct any Software Error and/or provide additional functionality and that have been commercially released with a version number that differs from that of the prior version in the number in the right of the decimal point (e.g., 2.0 vs. 2.1) and that are not marketed as a separate product or module.

        1.8   "Upgrades" means the object code version of the Software that have been customized, enhanced, or otherwise modified by or on behalf of Blackboard, acting in its sole discretion, to include additional functionality and that have been released with a version number that differs from that of the prior version in the number to the left of the decimal point (e.g. 3.0 vs. 2.0) and that are not marketed as a separate product or module.

2.     LICENSE

        2.1    Grant of License.    Subject to the terms and conditions of this Schedule and the Master Terms, Blackboard grants Customer a limited, non-exclusive, non-transferable non-sublicensable license to install and use one (1) production copy and one unsupported Test copy of the Software on a single computer server at Customer's Designated Server Site, solely in the form of machine-readable, executable, object code or bytecode, as applicable, and solely in connection with providing access to Customer Content to Customer's Authorized End Users. Customer acknowledges and understands that, in the event it wishes to use the Software for any purposes other than expressly permitted by the foregoing, including, without limitation, to provide course materials or other content to any end users who are not Customer's Authorized End Users, Customer will be required to obtain additional license rights from Blackboard pursuant to a separately executed Schedule and payment of additional license fees.

        2.2    General Usage Restrictions.    Customer agrees not to use the Software for any purposes beyond the scope of the license granted in Section 2.1. Without limiting the foregoing, except as expressly contemplated in this Agreement or as otherwise agreed in writing between the Parties, Customer shall not (i) copy or duplicate the Software, provided that, notwithstanding the foregoing, Customer shall be permitted to create one (i) copy of the Software for archival, non-productive purposes provided that Customer reproduces on the copy all copyright notices and any other confidential or proprietary legends that are on or encoded in the Software; (ii) decompile, disassemble, reverse engineer or otherwise attempt to obtain or perceive the source code from which the Software is compiled or interpreted, and Customer hereby acknowledges that nothing in this Agreement shall be construed to grant Customer any right to obtain or use such source code; (iii) install or use the Software on any computer, network, system or equipment other than the Designated Server Site, except with prior written consent of Blackboard; (iv) modify the Software or create any derivative product of the Software, except with the prior written consent of Blackboard, provided that the foregoing shall not be construed to prohibit Customer from configuring the Software to the extent permitted by the Software's standard user interface; (v) sublicense, assign, sell, lease or otherwise transfer or convey, or pledge as security or otherwise encumber, Customer's rights under the license granted in Section 2.1; or (vi) use the Software to provide services to third parties other than Authorized End Users in the nature of a service bureau, time sharing arrangement or its application service provider as such terms are ordinarily understood within the software industry. Customer will not obscure, remove or alter any of the trademarks, trade names, logos, patent or copyright notices or markings to the Software, nor will Customer add any other notices or markings to the Software or any portion thereof. Customer shall not use the Software except in compliance with Blackboard's obligations to any third party incurred prior to the Effective Date, provided that Blackboard has notified Customer of such obligation. Customer shall ensure that its use of the Software complies with all applicable laws, statutes, regulations or rules promulgated by governing authorities having jurisdiction over the Parties or the Software. Customer warrants that its Authorized End Users will comply with the provisions of this Schedule in all respects, including, without limitation, the restrictions set forth in this Section 2.2.

        2.3    Interoperability.    To the extent permitted by the specifications, if the Customer wishes to achieve interoperability of the Software with another software program and requires interface specifications or other information in order to do so, the Customer should request that information from Blackboard. Nothing in this Section 2.3 authorizes Customer to use any interfaces except in the Supported Interfaces for the Software level.

        2.4    Third Party Software/Content.    Customer acknowledges that the Software may utilize software made available in Blackboard by third parties, which shall constitute "Third Party Software" for purposes of this Schedule, including without limitation, small-scale Oracle database software (for Blackboard Learning System-Basic). Pursuant to its agreements with these third parties, Blackboard hereby grants to Customer a non-exclusive, non-transferable license to lend and/or operate and use the Third Party Software solely in connection with Customer's own instructional activities and their use of the Software.

        2.5    Further Restrictions.    Customer acknowledges that certain Blackboard Software contains an "Auto Report" feature, which feature provides to Blackboard aggregate usage statistics regarding the Software, and Blackboard represents and warrants that the Auto Report feature does not report individually identifiable use information to Blackboard or any third party. Customer will not disable the Auto Report feature of the Software, or undertake any action which has the effect of preventing such feature from operating correctly or the effect of modifying the information reported thereby.

        2.6    Other Rights.    Customer hereby grants to Blackboard the limited right to use Customer's name, logo and/or other marks for the sole purpose of listing Customer as a user of the Software in Blackboard's promotional materials. Blackboard agrees to discontinue such use within fourteen (14) days of Customer's written request.

        2.7    Ownership of Software.    Blackboard and its licensors shall be deemed to own and hold all right, title and interest in and to the Software, and Customer acknowledges that it neither owns or acquires any additional rights in and to the Software not expressly granted by this Agreement, and Customer further acknowledges that Blackboard hereby reserves and retains all rights not expressly granted in this Agreement, including, without limitations, the right to use the Software for any purpose in Blackboard's sole discretion.

        2.8    Terms of Use.    The use of the software by Customer's Authorized End Users is governed by additional terms and conditions ("Terms of Use") made available within the Software. Customer shall not obscure, remove, or alter the Terms of Use. Customer may, at its sole discretion, replace the Terms of Use with its own terms and conditions applicable to its end users, provided however, that such terms and conditions are no less protective of Blackboard than the Terms of Use.

3.     DELIVERY

        Unless otherwise agreed by the Parties, as soon as commercially practicable after the Schedule Effective Date, Blackboard will make available a copy of the Software for downloading from the Internet by Customer for purposes of installation by Customer, and delivery of the Software shall be deemed complete when Blackboard notifies Customer that the Software is available for download. Customer acknowledges that the download site will be made available to Customer for a period not longer than thirty (30) days from the date of such notice, and Customer will have no right to download the Software after this thirty (30) day period. Upon Customer's request, Blackboard will deliver to Customer a CD containing a backup copy of the Software.

4.     FEES

        In consideration for the services provided and license(s) granted in this Schedule with respect to the initial Term (as defined below), Customer shall pay to Blackboard all fees specified above or otherwise required in this Schedule, which fees shall be non-cancelable and non-refundable. With respect to each Renewal Term (as defined below), if any. Customer shall pay to Blackboard the then-current fees for such services and licenses, which amounts shall be due and payable within thirty (30) days following the beginning of such Renewal Term. Customer further agrees to reimburse Blackboard for (i) reasonable travel and living expenses incurred by Blackboard's employees and subcontractors in connection with the performance of maintenance and support services under this Schedule and (ii) any other expenses described in this Schedule, provided that Blackboard will receive Customer's prior approval for single expenses greater than $250, and further provided that, upon Customer's request, Blackboard will provide reasonable documentation indicating that Blackboard incurred such expenses. Except as otherwise required by this paragraph, all amounts payable under this Schedule shall be subject to applicable provisions of the Master Terms.

5.     TERM

        This Schedule shall become effective (i) when executed by authorized representatives of both Parties (the date upon which Blackboard executes this Schedule, the "Schedule Effective Date"); or (ii) the Effective Date of the Agreement, whichever later occurs, and shall continue in effect for a period of fourteen (14) months (the "Initial Term"), unless earlier terminated. Thereafter, the Schedule will renew automatically for successive one (1)-year periods (each, a "Renewal Term"), unless either Party provides notice of its desire not to renew not less than thirty (30) days prior to the end of the initial Term or then-current Renewal Term, as applicable. Upon termination of this Schedule, all licenses granted under this Schedule shall immediately cease, and Customer will (i) immediately discontinue all use of Software licensed under this Schedule; (ii) pay to Blackboard all amounts due and payable hereunder; (iii) remove the Software from its server and provide to Blackboard proof of the destruction of the original copy and any other copies of the Software; and (iv) return all Documentation and related training materials to Blackboard within a reasonable time at Customer's cost.

6.     LIMITED SOFTWARE WARRANTY

        Blackboard warrants, solely for the benefit of Customer, that any software licensed under this Schedule which is manufactured by Blackboard will substantially conform to applicable Documentation for a period of ninety (90) days after the relevant Available Date, provided that (i) Blackboard has received all amounts owed under this Agreement; (ii) Customer is not in material breach of this Agreement; (iii) Customer has installed any Corrections, Upgrades and Updates made available to Customer: and (iv) Customer has notified Blackboard in writing of any failure of the Software to conform to the foregoing warranty within the warranty period. CUSTOMER ACKNOWLEDGES AND AGREES THAT THE FOREGOING WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES BY BLACKBOARD, AND THAT BLACKBOARD'S SOLE OBLIGATION, AND CUSTOMER'S SOLE REMEDY, WITH RESPECT TO ANY BREACH OF THE FOREGOING WARRANTY, IS REPAIR OR REPLACEMENT (AT BLACKBOARD'S OPTION) OF THE RELEVANT SOFTWARE IN A TIMELY MANNER.

7.     SUPPORT AND MAINTENANCE

        7.1    Telephone Product Support.    Customer is eligible to receive Product Support (as defined below) in English from Blackboard. Customer may designate up to two of its personnel for purposes of receiving Product Support under this Schedule ("Technical Contacts"), and Customer may designate substitute personnel to be Technical Contacts by providing written notice to Blackboard (provided that not more that two (2) persons may be designated as Technical Contacts at any particular time). Provided that Customer remains in compliance with Blackboard's minimum configuration requirements. Customer's Technical Contacts may contact Blackboard, via the web or telephonic at the telephonic number provided by Blackboard from time to time, for purposes of receiving Product Support. For purposes of this Schedule, the term "Product Support" means the provision of advice and responses by Blackboard's personnel to inquiries from Customer's then-current Technical Contacts related to installation, configuration and use of the Software. Product Support will be made available in English (i) Monday through Friday, 8AM to 8 PM ET, excluding US Federal public holidays. Unless otherwise specified by Blackboard, Product Support is available by calling 1-888-788-5264. In addition to the foregoing support services, Blackboard may make representatives available for onsite support, at its sole discretion, at Blackboard's then prevailing rates.

        7.2    Installation Assistance.    Notwithstanding Section 7.1 of this Schedule, Customer is responsible for all installation of the software and any Upgrades provided pursuant to this Agreement. Solely in the course of providing Product Support, as contemplated above, Blackboard may assist Customer's Technical Contacts related to the installation of the Software and/or Upgrades, provided that Customer has contacted Blackboard to schedule a time for such installation assistance to occur within thirty (30) days after Blackboard makes the Software or Upgrade available and further provided that such installation assistance may not exceed three (3) hours.

        7.3    Initial Technical Contacts.    Customer's initial Technical Contacts are as follows:

Name:	[***]
Title:
E-mail:	[***]
Telephone number:	[***]
Name:
Title:
E-mail:
Telephone number:

        7.4    Support Limitations.    Blackboard shall provide Product Support only with respect to the then-current generally available version of the Software and the two (2) most recent previously issued Updates of the Software. Customer acknowledges that Blackboard has no obligation under this Schedule to provide Product Support or other support services with respect to (i) any Third-Party Software, including, without limitation, any Third-Party Software provided under this Agreement; (ii) any Software Error or problems relating to the Software arising from (x) use of the Software other than strictly according to the terms of this Agreement, including, without limitation, human error; (y) modification of the Software by Customer or any third party; or (z) any combination or integration of the Software with hardware, software and/or technology not provided by Blackboard, or problems arising from Customer's host or application software, Customer's hardware and cabling power or environmental conditions. Support is not available from Blackboard in languages other than English.

        7.5    Error Resolution.    In the event that Blackboard determines, in its good faith discretion, that any request for Product Support by Customer's then-current Technical Contacts arises from a verifiable Software Error, Blackboard will classify such Software Error according to the appropriate Severity Code, as determined by reference to the categories listed in the table below, and will exercise

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

commercially reasonable efforts to correct the relevant Software Error according to the relevant Error Resolution Protocol set forth for each such category. Notwithstanding the foregoing, Customer acknowledges that no warranty is made regarding any such Error Response Protocol with respect to all or any Software Errors. Customer further acknowledges that Severity Code 1, 2, and 3 Software Errors will take priority over requests for Product Support not arising from Software Errors.

Severity	Description/Examples	Response Protocol
1	Software is not functioning. Some examples of Severity Code 1 Software Errors are as follows: (1) Software is down and will not restart; (ii) Software is not able to communicate with external systems; and (iii) Software is generating a data corruption condition.	Blackboard will use its commercially reasonable efforts to resolve Severity Code 1 Software Error reports on a twenty-four (24) hour basis.* When a Severity Code 1 Software Error is reported, Blackboard will assign resources necessary to work to correct the Software Error. If access to the Software is required, Customer will provide a contact available to Blackboard and access to Customer's system and other software for the duration of the error correction procedures.
2
Software is running but that Customer is unable to use major portions of the Software. Some examples of Severity Code 2 Software Errors are as follows: (i) intermittent Software Error and (ii) major functional component is unavailable.
Severity Code 1 Software Errors will take priority over Severity Code 2 Software Errors. Blackboard will assign appropriate technical resources to Severity Code 2 Software Errors as long as there are no Severity Code 3 Software Errors awaiting resolutions.
3	Software is operating close to normal but there is a non-critical Software Error.
Severity Code 3 Software Errors may be fixed in the next scheduled Upgrade or Update or made available on Blackboard's Web site. Blackboard will research Severity Code 3 Software Errors after Severity Code 1 and Severity Code 2 Software Errors. Blackboard may correct Severity Code 3 Software Errors in the next scheduled Upgrade or Update or make corrections available to Customer on Blackboard's Web site.

*
Response time goals are to be measured after verification and replication by Blackboard of the relevant Software Error.

        7.6    Maintenance.    From time to time Blackboard may, in its discretion, develop Corrections, Updates or Upgrades to the Software. Provided that Customer has paid to Blackboard all fees and other amounts due and payable under this Agreement, Blackboard will, during the period while this Schedule remains in effect, make available to Customer such Corrections, Updates and/or Upgrades, if and when developed, at no additional cost. Any such Corrections, Updates and/or Upgrades shall, if and when provided or made available, be deemed to constitute part of the Software and shall be subject to all terms and provisions set forth in this Agreement, otherwise applicable to the Software, including, without limitation, terms and provisions related to licenses, use restrictions and ownership of the Software.

        7.7    Additional Services.    Any time or expenses incurred by Blackboard in diagnosing or fixing problems that are not caused by the Software or are not covered by the support services are billable to Customer at Blackboard's then-existing service rates, with a one-hour minimum charge per call. If

Customer desires such additional services, it must execute a copy of Blackboard's Professional Services Agreement for the services.

        The Parties agree as to the above terms and have executed this Schedule as of the date(s) set forth below.

BLACKBOARD	CUSTOMER: Charter Learning

/s/Tess Frazier Signature	/s/Andrew Clark Signature

Tess Franzier, Sr. Dir. Contracts Print Name and Title	Andrew Clark, CEO Print Name and Title

Date: 12-23-03	Date: 12-23-03

 ASP SCHEDULE LS-2
BLACKBOARD LEARNING SYSTEM™ ASP SCHEDULE

        This Blackboard ASP Schedule ("ASP Schedule") is an addendum to the Blackboard License and Services Agreement between Blackboard and Customer, including the Master Terms and other Schedules incorporated therein (collectively, the "Agreement"). Capitalized terms used in this ASP Schedule that are not otherwise defined in this ASP Schedule shall have the meaning set forth in the Master Terms.

ASP—SCHEDULE OF FEES

	Initial Active User Capacity	Initial Bandwidth	Initial RAID storage	Initial Term Annual Fees (USD)
Blackboard ASP—Annual Use Fee	[***]	256 kbps	[***]	$	[***]
			[***] [***]		[***]
Total Fees Due:				$	[***]

[***]

1.     ADDITIONAL DEFINITIONS

        1.1   "Active User Capacity" means the number of Authorized End Users, at any particular time, permitted to be registered to access one (1) or more educational courses provided through the Hosted Software. As of the Schedule Effective Date (as defined below), the initial Active User Capacity will be equal to the number indicated in the table above.

        1.2   "ASP Services" means the services provided by Blackboard pursuant to this ASP Schedule. The initial ASP Services are indicated in the table above.

        1.3   "Authorized End User" will have the meaning set forth in the Software Schedule, as defined below.

        1.4   "Available Date" means, for purposes of this ASP Schedule, the date upon which Customer receives notice from Blackboard that the features and functions of the Hosted Software are available for access by Customer's Authorized End Users.

        1.5   "Hosted Software" means the Software licensed to Customer pursuant to the Software Schedule in respect of which Blackboard is to provide the ASP Services.

        1.6   "Schedule Effective Date" means "the later of (i) the date on which this ASP Schedule has been executed by the authorized representative of both Parties and (ii) the Effective Date of the Agreement.

        1.7   "Software Schedule" means the Software Schedule which has been executed by Blackboard and Customer and is effective as of the date listed in the table above.

2.     BLACKBOARD RESPONSIBILITIES

        2.1    Provision of Access to Hosted Software.    As soon as commercially practicable after the Schedule Effective Date, Blackboard will make access to the features and functions of the Hosted Software available to Customer's Authorized End Users. Blackboard will specify to Customer procedures according to which Customer and/or its Authorized End Users may establish and obtain such access. The procedures will include, without limitation, provision of any access codes, passwords,

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

technical specifications, connectivity standards or protocols, or any other relevant procedures, to the limited extent any of the foregoing may be necessary to enable Customer to permit its Authorized End Users to access and use the Hosted Software as contemplated in this ASP Schedule.

        2.2    Responsibility for Hosting.    Blackboard shall, at its own expense, install and operate the Hosted Software on computer servers and systems under its direct or indirect control. Blackboard will also install and store the Customer Content for purposes of access by the Hosted Software, provided that nothing in this ASP Schedule shall be construed to require Blackboard to provide for, or bear any responsibility with respect to, the design, development, operation or maintenance of any Web site owned or operated by Customer, or with respect to any telecommunications or computer network hardware required by Customer to provide access from the internet to any such Customer Web site, and further provided that nothing in this ASP Schedule may be construed to grant to Customer a license to access and/or use Blackboard's systems except for purposes of accessing and using the Hosted Software and except pursuant to the procedures and protocols specified by Blackboard pursuant to Section 2.1. To the extent necessary to perform Blackboard's obligations pursuant to this ASP Schedule, Customer grants to Blackboard a royalty-free, non-exclusive, worldwide license to use, reproduce, transmit, distribute, perform, display, and, to the extent required by the Hosted Software, modify and create derivative works from the Customer Content, including, but not limited to any images, photographs, illustrations, graphics, audio clips, video clips or text, in whole or in part, in any form, media or technology. As between Customer and Blackboard, Customer retains ownership of the Customer Content.

        2.3    Availability and Operational Specifications.    Blackboard will undertake commercially reasonable measures to ensure that, from and after the Available Date and for so long as this ASP Schedule remains in effect the ASP Services provided pursuant to this ASP Schedule will (i) be available and accessible as contemplated in this ASP Schedule twenty-four (24) hours per day, seven (7) days per week in accordance with the parameters set forth in Exhibit B, and (ii) conform in all material respects to the technical specifications and performance parameters set forth in Exhibit B, provided that, notwithstanding the foregoing, Blackboard will have no liability under this Section 2.3 to the extent any nonconformity with the standards set forth in Exhibit B arises, in whole or in part, from (i) any use of the Hosted Software by Customer or any Authorized End User other than in accordance with the terms and conditions set forth in this Agreement; (ii) any failure by Customer or any Authorized End User to comply with any procedures, technical standards and/or protocols specified by Blackboard pursuant to Section 2.1 of this ASP Schedule or (iii) any causes beyond the control of Blackboard or which are not reasonably foreseeable to Blackboard, including but not limited to, interruption or failure of telecommunication or digital transmission links and internet slow downs or failures. It is agreed and acknowledged that the service credits referred to in Exhibit B shall be Customer's sole remedy, and Blackboard's sole obligation, with respect to failure of the ASP Services to meet the technical specifications and performance parameters set forth in Exhibit B. Blackboard does not warrant or guarantee the ASP Services except as expressly stated in this ASP Schedule.

        2.4    Data Restoration Policy.    Blackboard will back-up and archive Customer Content at a secure location for the retention period(s) specified in Exhibit B. In the event that Customer requests recovery of any lost or damaged Customer Content, Blackboard will exercise reasonable efforts to restore the relevant data from the most recently archived copies (or such earlier copies as requested by Customer), provided that such data is, at the relevant time, still available pursuant to the applicable retention policy, and provided that Customer has provided to Blackboard all information necessary to enable Blackboard to perform such services. Except with respect to restoration of data that are lost or damaged as a result of Blackboard's error or a failure of the ASP Services, Customer agrees to pay Blackboard its then-standard applicable rates for such restoration services, provided that Blackboard will provide such restoration services up to four (4) times during each of the Initial Term or any particular Renewal Term (each as defined below) without additional cost to Customer.

        2.5    Additional ASP Services.    In the event that Customer desires to receive ASP Services in addition to the particular services specified in the table above, including, by way of example, incremental storage capacity and/or higher Active user Capacity, Customer may submit a written and executed purchase order requesting such additional ASP Services. Subject to Customer's payment of all applicable fees required by Section 4, and further subject to all applicable provisions of this Agreement, including, without limitation, the Master Terms and this ASP Schedule, Blackboard agrees to make such additional ASP Services available to Customer for so long as this ASP Schedule remains in effect after acceptance of such purchase order. For the avoidance of doubt, no such purchase order shall be binding upon Blackboard unless and until Blackboard accepts such purchase order in writing and further provided that Blackboard will have no liability to Customer with respect to any purchase orders that are not accepted or for any terms contained in the purchase order other than the type of service and the payment amount.

3.     CUSTOMER RESPONSIBILITIES.

        3.1    General Usage Limitations.    Customer acknowledges that use and operation of the Hosted Software by Customer and/or any Authorized End User is subject to the terms of the Software Schedule. However, notwithstanding the Software Schedule, for so long as this ASP Schedule remains in effect, Customer may not install, host or operate the Hosted Software, nor may Customer or its Authorized End Users otherwise use the Hosted Software, except as hosted and made available by Blackboard under this Agreement. In the event that Customer has installed the Hosted Software upon any computer server(s) prior to the Schedule Effective Date (as defined below), Customer agrees promptly to remove the Hosted Software from such computer service(s). Customer agrees that it may not cause or permit any third parties to access the Hosted Software other than Authorized End Users nor may Authorized End Users in excess of the ten-current Active User capacity access and use the Hosted Software at any time, provided that the Active User Capacity may be modified in accordance with Section 2.5. Customer shall refrain from, and shall ensure that Authorized End Users refrain from using the ASP services in a manner that is libelous, defamatory, obscene, infringing or illegal, or otherwise abusing the ASP Services or the resources available through the ASP Services. Customer warrants that its Authorized End Users will comply with the provisions of this ASP Schedule in all respects.

        3.2    Customer Content.    Customer represents and warrants that (i) Customer owns or has sufficient rights in and to the Customer Content in order to use, and permit use of the Customer Content as contemplated in this ASP Schedule and to grant the license granted in Section 2.2; and (ii) the Customer Content does not and shall not contain any consent, materials or advertising or services that infringe on or violate any applicable law, regulation or rights of a third party.

4.     FEES

        In consideration for provision of the ASP Services, Customer shall, during the Initial Term (as defined below) pay to Blackboard (i) an annual fee in an amount determined by reference to applicable prices set forth in Exhibit A with respect to the particular ASP Services provided under this ASP Schedule, which fees shall be due and payable upon Agreement execution; as well as (ii) any other fees otherwise required by this ASP Schedule. In the event that Customer requests additional ASP Services as contemplated in Section 2.5, applicable fees shall be due and payable from and after the month during which such additional services are first made available. All fees payable under the ASP Schedule shall be non-transferable and non-refundable. If Customer elects to pay ASP fees monthly, then Blackboard shall charge Customer an additional 5% on the total ASP fees. With respect to each Renewal Term (as defined below), if any, Customer shall pay to Blackboard the then-current fees for such ASP Services according to the same payment schedule. Except as provided above, each party will be responsible for its own expenses incurred in rendering performance under this ASP Schedule, including, without limitation, the cost of facilities, work space, computers and computer time, development tools and platforms, utilities management, personnel and supplies. Except as otherwise required by this paragraph, all amounts payable under this ASP Schedule shall be subject to applicable provisions of the Master Terms.

5.     TERM

        This ASP Schedule shall become effective on the Schedule Effective Date, and shall continue in effect for a period of fourteen (14) months (the "Initial Term"), unless earlier terminated. Thereafter, the ASP Schedule will renew automatically for successive one (1)-year period (each, a "Renewal Term") unless either Party provides notice of its desire not to renew not less than thirty (30) days prior to the end of the Initial Term or then-current Renewal Term, as applicable. Upon termination of this ASP Schedule, all licenses granted under this ASP Schedule shall immediately cease and Customer will (i) immediately discontinue access to and/or use of the Hosted Software under this ASP Schedule; (ii) pay to Blackboard all amounts due and payable under this ASP Schedule; and (iii) return all Documentation and related training materials to Blackboard within a reasonable time at Customer's cost.

        The Parties agree to the above terms and have executed this ASP Schedule as of the date(s) set forth below.

BLACKBOARD	CUSTOMER: Charter Learning

/s/ Teresa Frazier Signature	/s/Andrew Clark Signature

Teresa Frazier, Senior Director, Contracts Print Name and Title	Andrew Clark Print Name and Title

Date: 12-23-03	Date: 12-23-03

 EXHIBIT A
ASP FEES

Blackboard Learning SystemTM:

  •
  [***] for 14 months of service for up to [***] and 20 cb of RAID protected storage and 512 kbps of bandwidth measured using the 95th percentile calculation delivered via 100 mpbs Internet uplink.

  •
  Each additional [***] at [***].

  •
  Each additional [***] of connectivity at [***].

  •
  Managed Firewall Services

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

 EXHIBIT B
ASP SERVICES SPECIFICATIONS As of this Available Date

NOTE: CUSTOMER ACKNOWLEDGES THAT NOTHING IN THIS EXHIBIT B CREATES ANY ADDITIONAL WARRANTIES OR GUARANTEES, OTHER THAN AS SET FORTH IN THE ASP SCHEDULE, THE SOFTWARE SCHEDULE AND/OR THE MASTER TERMS, AS APPLICABLE.

SERVICE LEVEL

Security:

  •
  Single point of entry to co-location is guarded 24 hours a day with access controlled by an access database and video surveillance.

  •
  Monitoring of the co-location area and only those persons authorized by Blackboard's access list are allowed past a central point.

  •
  Surveillance cameras located throughout the facility capture activity to help ensure no unauthorized entry to protected areas.

Power:

  •
  State-of-the-art generators clean and condition commercial electrical power to remove irregularities in the signal. Power is run through the generators before being passed into the facility.

  •
  In the event of a loss of power from the grid, power backups are utilized in the following order: commercial utility underground conduits, two-hour battery backup (industry standard only 15 minutes), diesel generator will full-load capability and 18 hr. fuel supply.

Network:

  •
  Redundant internet connections through a minimum of three separate walls.

Startup:

  Blackboard is responsible for the setup and configuration of the necessary hardware, software and all components of the dedicated server. This includes but not limited to, the server hardware and software, telecommunications hardware and software, security software and other software that is reasonably necessary to operate and maintain the Hosted Software.

Initial Access Dates:

  The Hosted Software is typically accessible from the hosting site within 7 business days after execution of the ASP Schedule, provided that the Master Terms and the relevant Software Schedule have been executed, and provided that Customer has provided to Blackboard a URL and any other information required by Blackboard.

Accessibility/Service Credit:

  The Hosted Software is accessible 24/7, with a 99.7% uptime means that for 99.7% of the time during any calendar month, the ASP Services shall be available. Unavailability is a condition in which there is unavailability of the Blackboard hardware due to hardware failure OR sustained packet loss in excess of fifty percent within the Blackboard hosting facilities for at least fifteen consecutive minutes due to a failure of Blackboard to provide ASP Services during such period;

1

  unavailability does not include packet loss or network unavailability due to scheduled maintenance, or inability of a user to connect with the ASP Services due to Internet or telecommunications problems outside the control of Blackboard. In order to receive any service credit, Customer must notify Blackboard within seven (7) days from the time Customer becomes eligible to receive a service credit. Failure to comply with this requirement will forfeit Customer's right to receive a service credit. The aggregate maximum number of service credits to be issued by Blackboard to Customer for any and all downtime periods and performance problems during any given calendar month shall not exceed one month of services. Service credits are issued as follows:

Length of Unavailability	Service Credit
1 to 4 hours of continuous unavailability	[***] of service fees credited [***]
4 to 48 hours of continuous unavailability	[***] of service fees credited [***]
48 to 96 hours of continuous unavailability	[***] of service fees credited [***]

[***]

*
All Service Credit shall be applied to the next month's ASP fees.

Disaster Recovery:

  Blackboard provides comprehensive backups which are stored at a separate facility. Blackboard retains backup data for one month. In the event of a disaster, Blackboard will use reasonable efforts to restore service. Blackboard will not attempt to restore service if such attempts shall put Blackboard, its employees or its agents at risk for injury.

Outages:

  If a system outage occurs, Blackboard will notify Customer's designated technical contact via email. This notice will include the reason for the system outage and estimated time for restoration of ASP Services if Blackboard knows this information when it gives this notice.

  Following recovery from any particular system outage, Blackboard will provide Customer with a post-incident summary that will include:

  •
  cause of the system outage (if determined);

  •
  method used to correct the problem; and

  •
  measures Blackboard will take to prevent similar system outages in the future (if any).

  Upon receipt of notification of a problem with the Blackboard system or the ASP Services, Blackboard will investigate the problem and determine if a system outage exists. If a system outage exists, Blackboard will provide Customer with a time estimate for resolution of the problem, if known at that time. Blackboard will promptly commence remedial activities and use commercially reasonable efforts to resolve the system outage within the time estimate provided to Customer.

MONITORING AND PERFORMANCE

Blackboard will make network performance reports available focusing on the technical aspect of remote access network services. The reports provide information to help in the continual improvement of the design and operation of the network. This includes information such as port availability, connection

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

2

quality, usage profiles, and throughput. Upon request by Customer, Blackboard will provide Customer with monthly reports including information on ASP Services usage, system outages and changes made to the Blackboard system during that month. Upon request Blackboard will provide the Customer with the following report:

  Specific System Outage Details:

  Time of outage
  Length of outage
  Affected areas
  Reason for outage
  Customer contact notified (if any)
  Remedy to prevent outage reoccurrence (if any)

Customer acknowledges and agrees that any of the foregoing reports shall constitute Blackboard's Confidential Information for purposes of this Agreement.

Ongoing:

The hardware, software and network are monitored and maintained by Blackboard and will be accessible twenty-four (24) hours a day, seven (7) days a week, in accordance with industry standards, except for scheduled maintenance and required repairs, in advance of which the client shall be notified by email,

  •
  Blackboard maintains responsibility for all day-to-day server maintenance. Server maintenance may include, but is not limited to, hardware upgrades, OS upgrades, patch installations, database administration, server user administration and performance tuning.

  •
  Blackboard maintains a software monitoring system to provide real-time information about the ASP environment to the Blackboard Network Operations Center (NOC), to assist Blackboard system administrators proactively monitoring the ASP environment.

  •
  Blackboard guarantees the functioning of all hardware components for which it is responsible under this Exhibit and will replace any failed components. Hardware replacement will begin immediately upon identification of the hardware failure and if cannot be completed with a reasonable amount of time, the access to the Hosted Software will be redirected in a temporary server to reduce downtime.

  •
  Blackboard implements a backup strategy of performing daily incremental and weekly full backups with a retention period of 1 month. Standard tape rotation is performed on a weekly basis with secure offsite storage.

  •
  Blackboard collects bandwidth usage and web hit statistics on all client-hosted machines. This information will be provided upon request.

DATA CENTER SPECIFICATIONS

Blackboard houses servers in a facility that offers environment control, security, and backup power, as more specifically described below:

Environment:

  •
  The data center is designed to maintain a constant temperature of 68 1/4F, plus or minus 2 1/4F, with humidity of 45%.

3

Server Setup:

  •
  The servers are set up to maintain fail back, redundant connectivity, comprehensive backups, 24x7 monitoring, and 99.7% uptime.

        CUSTOMER RESPONSIBILITIES.    Blackboard is not responsible for management and actual use of the features and function of the Hosted Software. Customer bears all responsibility for such management and actual use, including, without limitation:

  •
  The Customer has full access to the Administrator Menu and is responsible for the following:

  •
  Creating/Removing Users including Students, Teachers, System Administrators, etc.

  •
  Modifying all User information

  •
  Creating/Removing all Course Web Sites

  •
  Building and Managing all Course Web Sites

  •
  Customization to the Site

  •
  System Usage Tracking Reports

  •
  Deciding which product features will be available or unavailable, how much functionality instructors will be allowed, etc. [Note: please clarify "etc."]

  •
  Choosing Icon Themes

  •
  All changes to the Blackboard-named URL. All Blackboard clients are assigned a URL that reads http://institutionname.blackboard.com. The institution is allowed to pick the "institutionname." However, any re-directs to other URLs are the responsibility of the Customer and not Blackboard. For example, if the Customer chooses the URL http://institutionname.org, the institution is responsible for the redirect to the http://institutionname.blackboard.com site using a CNAME record.

4

 BLACKBOARD LEARNING SOLUTIONS SCHEDULE LS-3

Blackboard Learning Solutions™ ("Schedules") is an addendum to the Blackboard License And Services Agreement between Blackboard and Customer, including the Master Terms and other Schedules incorporated therein (collectively, the "Agreement"). Capitalized terms used in this Schedule that are not otherwise defined in this Schedule shall have the meaning set forth in the Master Terms.

SCHEDULE OF FEES

	Number of Days	Cost (USD)
Blackboard Leaning Schedules	[***]	$	[***]
Total Fees Due:		$	[***]

1.     BLACKBOARD LEARNING SOLUTIONS

        1.1   Blackboard, upon request of Customer, shall provide learning solutions to Customer. To request or schedule a learning event for Customer, Customer shall contact its Blackboard Account Manager, who will be designated upon execution of the Agreement. Events are typically scheduled 3 to 6 weeks in advance.

        1.2   Hands-on class size is restricted to a maximum of 15 people to maintain an effective instructor-student ratio. Extra students may require additional materials, instructor fee or additional days. Large groups may request presentation learning instead of the hands-on classroom format.

        1.3   Each class is structured as a hands-on/active learning seminar held in a computer classroom unless otherwise agreed. To insure the best learning experience, clients must provide:

Each class is structured as a hands-on/active learning seminar held in a computer classroom unless otherwise agreed. To insure the best learning experience, clients must provide:

  •
  A computer lab containing one computer for each student. Each computer must have at least 233 MHz processors and 64 MB or RAM and monitors capable of at least 800x600 resolution.

  •
  A high bandwidth Internet connection from each computer.

  •
  Microsoft Internet Explorer 4.0 or later OE, Netscape 4.7 or later installed on each computer.

  •
  Recommended: Microsoft Office, Adobe Acrobat Reader, Windows Media Player, QuickTime and/or RealPlayer.

  •
  A video projection device capable of 800x600 resolution attached to a "lead" computer.

  •
  Access to the locally installed version of Blackboard software or a Blackboard ASP installation.

        1.4   All Learning Solutions training days purchased pursuant to this Schedule must be used within one (1) year of the Effective Date.

2.     FEES FOR BLACKBOARD LEARNING SOLUTIONS STAFF

        2.1   Customer will reimburse Blackboard for (i) reasonable travel and living expenses incurred by Blackboard's employees and subcontractors for travel from Blackboard's offices in connection with the performance of the learning solutions, and (ii) international telephone charges. Expense items greater than $600 must be pre-approved by Customer and supported by reasonable documentation indicating that Blackboard incurred such expenses. Except as provided above, each party will be responsible for its own expenses incurred in rendering performance under this Schedule including the cost of facilities, work space, computers and computer time, personnel, supplies and the like, except that Customer shall be responsible for supplying facilities for the learning services if Blackboard conducts learning services at a site other than Blackboard's facilities.

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

        2.2   Cancellation. In the event that Customer cancels a scheduled training day, Customer shall be billed for cancellation fees as follows:

  •
  Prior to 21 days before the scheduled event: [***]

  •
  13-21 days before the scheduled event: [***]

  •
  1-14 days before the scheduled event: [***]

  •
  1-7 days before the scheduled event: the then current fee per cancelled day

IN WITNESS WHEREOF, the parties hereto have executed this Schedule as of the date first written above.

BLACKBOARD	CUSTOMER: Charter Learning

/s/ Teresa Frazier Signature	/s/ Andrew Clark Signature

Teresa Frazier, Senior Director, Contracts Print Name and Title	Andrew Clark, CEO Print Name and Title

Date: 12-23-03	Date: 12-23-03

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

 MANAGED CONTACT CENTER SOLUTION SCHEDULE LS-4
BLACKBOARD LEARNING SYSTEM™

This Blackboard Learning System Managed Contact Center Solution ("Schedule") is an addendum to the Blackboard License and Services Agreement between Blackboard and Customer and other Schedules incorporated therein (collectively, the "Agreement'). Capitalized terms used in this Schedule that are not otherwise defined in this Schedule shall have the meaning set forth in the Master Terms.

SITE; SCHEDULING OF FEES

	Scope of Coverage	Initial Term Annual Fees (USD) 14 Months
Managed Contact Center Solution	Phone based support for up to [***] per month	$	[***]
Additional service requests available in increments of [***] requests priced at [***] per service request
Total Fees Due:		$	[***]

1.     Introduction

Blackboard Managed Contact Center Solution is designed to provide Customer with a significantly enhanced end-user support capability. In addition to providing 24/7 help-desk support, Customer will have access to a unique three-tiered support architecture that provides a holistic self-service function through a dedicated, uniquely branded eChat tool. In addition, we will assign to Customer a dedicated end-user support account manager and provide detailed monthly reporting and conference calls. The data should provide important metrics and diagnostics that will allow Customer to fine-tune its e-learning offerings over time to reduce the number of support incidents per software interaction (ISI). We believe this proposal will deliver measurable and improved service levels, and more importantly will yield higher rates of course completion and academic achievement, which in turn will fuel the continued growth of the Customer program.

Service Level

Presidium Managed Contact Center agreements include service level agreements to provide reasonable assurance of a timely resolution of issues as well as timely response times. These parameters will be fully documented in the monthly reporting listed below.

Response and Resolution	Response Guarantee	Response Target/Historical Average
1—Call Hold time	< 3 Minutes	< 1 Minute

2.     Pricing Overview

Our Schedule for NU is based on an estimated monthly service request volume of [***] per month, and provides all of the services described above. The contract term for this Schedule is 14 months.

Call Center Set-up, Maintenance and Customization
Standard Price, Annualized:	[***]
Charter Learning:	[***]
Phone and Chat Based Support for Up to [***] per Month:
Standard Price, Annualized	[***]
Charter Learning:	[***]

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

Total:

Standard Prices:

  •
  [***]

Charter Learning, If executed by 12/23/03

  •
  [***]

Includes:

  •
  Phone and Chat based support for up to 100 service requests per month

  •
  Monthly reporting, dedicated account management

  •
  All interactions, privately banned

In consideration for the services provided in this Schedule with respect to the Initial Term (as defined below), Customer shall pay to Blackboard all fees specified above or otherwise required in this Schedule, which fees shall be non-cancelable, nonrefundable and payable within thirty (30) days following the date of invoice. Except as otherwise required by this paragraph, all amounts payable under this Schedule shall be subject to applicable provisions of the Master Terms.

Increased Usage	Incremental Fee, Payable Quarterly after incurred
Additional 25 Requests Per Month	[***]
Additional 50 Requests per month	[***]
Additional 75 Requests per month	[***]

3.     On-Site Kick-Off Process

To maximize the value of our expanded support and managed contact center solutions for Customer, Blackboard recommends a kick-off meeting to develop an overarching project plan, success and accountability materials, and to provide program administrators and facilitators with an overview of this enhanced offering. The meeting follows a structured process of information gathering designed to collect all necessary information to launch the support engagement successfully. This information is utilized in training our staff, and producing a client specific repository of information that will be used when helping end-users from Customer.

The meeting is expected to last from one to two days depending on the complacency of the supported applications and the business practices as Customer.

4.     Methods of Accessing Support

This support package will include chat-based and phone-based support for all named students and faculty members. It is expected that international users will rely on chat-based tools.

5.     Support Availability

Support will be available to faculty and students 24/7/365.

6.     Monthly Reporting

Included in the support package are monthly reports that audit all incidents received during the period and categorize them by severity and affected applications uses. This information will be useful in adjusting certain program aspects to reduce the number of end-user problems in future months.

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

7.     TERM

This Schedule shall become effective when executed by authorized representatives of both Parties (the date upon which Blackboard executes this Schedule, the "Scheduled Effective Date") and shall continue in effect for a period of fourteen months (14) months (the "Initial Term"), unless earlier terminated. Upon termination of this Schedule, all licenses granted under this Schedule shall immediately cease, and will (i) immediately discontinue all use of Software licensed under this Schedule; (ii) pay to Blackboard all amounts due and payable hereunder; (iii) remove the Software from its server and provide to Blackboard proof of the destruction of the original copy and any other copies of the Software; and (iv) return all Documentation and related materials to Blackboard within a reasonable time at no cost.

8.     TERMINATION

Termination.    Either party may terminate this Schedule upon thirty (30) days prior written notification to the other party.

Effect of Termination.    Upon termination of this Agreement, this Schedule shall automatically and immediately terminate, and all licenses granted hereunder shall immediately cause. Upon termination, Customer will immediately discontinue all use materials licensed under this Schedule, and will pay to Blackboard all amounts due and payable hereunder. Each Party (i) will immediately cease any use of the other Party's Confidential Information; (ii) will delete any of the other Party's Confidential Information from its computer storage or any other media, including, but not limited to, online and off-line libraries; and (iii) will return to the other Party or, at the other Party's option, directly, all copies of the other Party's Confidential Information thus in its possession.

IN WITNESS WHEREOF, the parties hereto have executed this Statement of Work as of the date first written above.

BLACKBOARD	CUSTOMER: Charter Learning

/s/ Teresa Frazier Signature	/s/Andrew Clark Signature

Teresa Frazier, Senior Director, Contracts Print Name and Title	Andrew Clark, CEO Print Name and Title

Date: 12-23-03	Date: 12-23-03

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

        VOID IF EXECUTIED AFTER MARCH 16, 2005

ADDENDUM TO THE BLACKBOARD MASTER TERMS™ MANAGED CONTACT CENTER SOLUTION SCHEDULE LS-4 BLACKBOARD LEARNING SYSTEM™ BETWEEN BLACKBOARD AND BRIDGEPOINT EDUCATION (FORMERLY CHARTER LEARNING) DATED 23 DECEMBER, 2003

        This Addendum to The Blackboard Master Terms Managed Contact Center Solutions Schedule LS-4 Blackboard Learning System between Blackboard and Bridgepoint Education dated 23 December, 2003, is made as of             March, 2005.

1.
The existing SITE: SCHEDULE OF FEES hereby deleted in its entirety and replaced as follows:

	Scope of Coverage	First Renewal Term Annual Fees (USD) 12 Months
Managed Contact Center Solution	Infrastructure and Reporting Environment	$	[***]
Phone and Chat Based Support	Up to [***] per month	$	[***]
Total Fees Due:		$	[***]

[***]

2.
The Section 7 "Term" is hereby deleted in its entirety and replaced as follows:

7.     TERM

This Schedule shall become effective when executed by authorized representatives of both Parties (the date upon which Blackboard executes this Schedule, the "Schedule Effective Date") and shall continue in effect for a period of fourteen (14) months (the "Initial Term"), unless earlier terminated. Thereafter, the Schedule will renew automatically for successive one (1)-year periods (each, a "Renewal Term"), unless either Party provides notice of its desire not to renew not less than thirty (30) days prior to the end of the Initial Term or then-current Renewal term, as applicable. Upon termination of this Schedule, all licenses granted under this Schedule shall immediately case, and will (i) immediately discontinue all use of Services licensed under this Schedule; (ii) pay to Blackboard all amounts due and payable hereunder; and (iii) return all Documentation and related training materials to Blackboard within a reasonable time at Customer's cost.

All other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Addendum as of the date written below.

BLACKBOARD	BRIDGEPOINT EDUCATION

/s/ Tess Frazier Signature	/s/ Andrew Clark Signature

Tess Frazier—Senior Director Print Name and Title	Andrew Clark CEO Print Name and Title

Date:	Date: 3/17/05

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

1

 Bridgepoint Education Pricing Summary

Product Description	Quantity	Units	Total Price
LEARNING SYSTEM ASP SERVICE	1	YR	[***]
LS DEVELOPER EDITION	1	YR	[***]
LEARNING SYSTEM	1	YR	[***]
LEARNING SYSTEM ASP SETUP	1	Each	[***]
COMMUNITY SYSTEM	1	YR	[***]

Subtotal:	[***]
Tax:	[***]
Shipping:	[***]
Total:	[***]

SPECIAL PROVISIONS

Payment Terms: Solely for the Initial Term, Blackboard agrees that [***] will be due in accordance with the Master Terms (net 30), and the remaining amount [***] will be due 90 days after the date of the invoice.

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

2

        VOID IF EXECUTED AFTER MARCH 17, 2005

SOFTWARE SCHEDULE LS-5
BLACKBOARD LEARNING SYSTEM™/BLACKBOARD COMMUNITY SYSTEM™

This Blackboard Learning System™/Blackboard Community System™ Software Schedule ("Schedule") is made as of the last date indicated below, by and between Blackboard and Bridgepoint Education ("Customer") and is an addendum to the Blackboard License And Services Agreement between Blackboard and Customer, including the Master Terms and other Schedules incorporated therein (collectively, the "Agreement"). This Software Schedule cancels and supercedes the previous Learning System Basic Schedule between the parties. Capitalized terms used in this Schedule that are not otherwise defined in this Schedule shall have the meaning set forth in the Master Terms. In consideration of the foregoing premises, and other good and valuable consideration, the receipt of which are hereby acknowledged, the parties hereby agree as follows:

SITE; SCHEDULE OF FEES

	Quantity	Initial Term Annual Fees (USD)
Blackboard Learning System Annual License	1	$	[***]
Blackboard Community System Annual License	1	$	[***]
Total Fees Due:		$	[***]

Designated Server Site (Physical Location of the Software): Hosted by BLACKBOARD	Database Version: Hosted By BLACKBOARD	Operating System: Hosted By BLACKBOARD	Hardware Model: Hosted By BLACKBOARD
USER BAND: 2,000

Solely for the Initial Term, Blackboard agrees that [***] will be due in accordance with the Master Terms (net 30), and the remaining amount [***] will be due 90 days after the date of the Invoice.

1.     ADDITIONAL DEFINITIONS

        1.1   "Application Pack" means the object code software utility release(s) that are designed to work with the Software that may be, in Blackboard's sole discretion, issued in between Updates, designated by APH, and/or later incorporated into Updates or Upgrades.

        1.2   "Authorized End User" means any individual who is a student resident in a degree- or certificate- granting program of Customer, prospective student, alumni, consortia student registered to take one of Customer's regularly offered courses of instruction, employee, trustee, or collaborating researcher of customer or a Customer employee (solely to the extent any such employees use the Software for Customer's internal training purposes).

        1.3   "Corrections" means a change (e.g. fixes, workarounds and other modifications) made by or for Blackboard which corrects Software Errors in the Software, provided in temporary form such as a patch, and later issued in the permanent form of an update.

        1.4   "Designated Server Site" means the physical location where the Software will be installed, as identified in the table above.

        1.5   "Software" means, for purposes of this Schedule only, the version(s) of the type of Blackboard proprietary software identified in the table above, including Virtual Installations.

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

3

        1.6   "Software Error" means a failure of any Software materially and substantially to conform to applicable Documentation, provided that such failure can be reproduced and verified by Blackboard using the most recent version of such Software made available to Customer, and further provided that Software Errors do not include any nonconformity to applicable Documentation caused by (i) Customer's or its end users' negligence, (ii) any modification or alteration to the Software not made by blackboard, (iii) data that does not conform to Blackboard's specified data format, (iv) operator error, (v) use on any system other than the operating system specified in the Documentation, (v) accident, misuse or any other cause which, in Blackboard's reasonable determination, is not inherent in the Software; or (vi) any use of the Software other than expressly authorized in this Schedule.

        1.7   "Supported Interface" means application-based interfaces (API), network protocols, data formats, database schemes, and file formats available for use in the Software as expressly specified in the Documentation.

        1.8   "Third-Party Software" means the software manufactured by third parties that has been incorporated by Blackboard into the Software.

        1.9   "Updates" means the object code versions of the Software that have been developed by Blackboard to correct any software Error and/or provide additional functionality and that have been commercially released with a version number that differs from that of the prior version in the number to the right of the decimal point (e.g., 2.0 vs. 2.1) and that are not marketed as a separate product or module.

        1.10 "Upgrades" means the object code versions of the Software that have been customized, enhanced, or otherwise modified by or on behalf of Blackboard, acting in its sole discretion, to include additional functionality and that have been released with a version number that differs from that of the prior version in the number to the left of the decimal point (e.g., 3.0 vs. 2.0) and that are not marketed as a separate product or module.

2.     LICENSES

        2.1    Grant of License.    Subject to the terms and conditions of this Schedule and the Master Terms, Blackboard grants Customer a limited, non-exclusive, non-transferable non-sublicenseable license (i) to install and use one (1) production copy and one unsupported Test Copy of the Software on a single computer server at Customer's Designated Server Site, solely in the form of machine-readable, executable, object code or bytecode, as applicable, and solely in connection with providing access to Customer Content to Customer's Authorized End Users. Customer acknowledges and understands that, in the event it wishes to use the Software for any purposes other than expressly permitted by the foregoing, including, without limitation, to provide course materials or other content to any end users who are not Customer's Authorized End Users, Customer will be required to obtain additional license rights from Blackboard pursuant to a separately executed Schedule and payment of additional license fees.

        2.2    General Usage Restriction.    Customer agrees not to use the Software for any purposes beyond the scope of the license granted in Section 2.1 Without limiting the foregoing, except as expressly contemplated in this Agreement or as otherwise agreed in writing between the Parties, Customer shall not (i) copy or duplicate the Software, provided that, notwithstanding the foregoing, Customer shall be permitted to cerate one (1) copy of the Software for archival, non-productive purposes provided that Customer reproduces on the copy all copyright notices and any other confidential or proprietary legends that are on or encoded in the Software; (ii) decompile, disassemble, reverse engineer or otherwise attempt to obtain or perceive the source code from which the Software is compiled or interpreted, and Customer hereby acknowledges that nothing in this Agreement shall be construed to grant Customer any right to obtain or use such source code; (iii) install or use the Software on any

4

computer, network, system or equipment other than the Designated Server Site, except with the prior written consent of Blackboard; (iv) modify the Software or create any derivative product of the Software, except with the prior written consent of Blackboard, provided that the foregoing shall not be construed to prohibit Customer from configuring the Software to the extent permitted by the Software's standard user interface; (v) sublicense, assign, sell, lease or otherwise transfer or convey, or pledge as security or otherwise encumber, Customer's rights under the license granted in Section 2.1; or (vi) use the Software to provide services to third parties other than Authorized End Users in the nature of a service bureau, time sharing arrangement or as an application service provided, as such terms are ordinarily understood within the software industry. Customer will not obscure, remove or alter any of the trademarks, trade names, logos, patent o r copyright notices or markings to the Software, nor will Customer add any other notices or markings to the Software or any portion thereof. Customer shall not use the Software except in compliance with Blackboard's obligations to any third party incurred prior to the Effective Date, provided that Blackboard has notified Customer of such obligation. Customer shall ensure that its use of the Software complies with all applicable laws, statutes, regulations or rules promulgated by governing authorities having jurisdiction over the Parties or the Software. Customer warrants that its Authorized End Users will comply with the provisions of this Schedule in all respects, including, without limitation, the restrictions set forth in this Section 2.2.

        2.3    Further Restrictions.    Customer acknowledges that certain Blackboard Software contains an "Auto Report" feature, which provides to Blackboard aggregate usage statistics regarding the Software, and Blackboard represents and warrants that the Auto Report feature does not report individually identifiable use information to Blackboard or any third party. Customer will not disable the Auto Report feature of the Software, or undertake any action which has the affect of preventing such feature from operating correctly or the effect of modifying the information reported thereby.

        2.4    Interoperability.    To the extent permitted by the specifications as outlined in the Documentation for the Software at http://behind.blackboard.com, if the Customer wishes to achieve interoperability of the Software with another software program and requires interface specifications or other information in order to do so, the Customer should request that information from Blackboard. Nothing in this Section 2.4 authorizes Customer to use any interfaces except the Supported Interfaces for the Software level. Customer may not use any Supported Interface in a manner that is inconsistent with the Documentation.

        2.5    Third Party Software/Content.    Customer acknowledges that the Software may utilize software and/or content made available to Blackboard by third parties, which shall constitute "Third Party Software." Pursuant to its agreements with these third parties, Blackboard hereby grants to Customer a non-exclusive, non-transferable license to load and/or operate and use the Third Party Software solely in connection with Customer's own instructional activities.

        2.6    Ownership of Software.    Blackboard and its licensors shall be deemed to own and hold all right, title and interest in and to the Software, and Customer acknowledges that it neither owns or acquires any additional rights in and to the Software not expressly granted by this Agreement, and Customer further acknowledges that Blackboard hereby reserves and retains all rights not expressly granted in this Agreement, including, without limitation, the right to use the software for any purpose in Blackboard's sole discretion.

        2.7    Expansion of Licensed Use.    [***]. Blackboard's assessment of additional license fees will be in accordance with Blackboard's then-current pricing. In the event of growth related to a Customer merger or acquisition, Blackboard's assessment of additional license fees will be in accordance with Blackboards then-current pricing.

        2.8    Other Rights.    Customer hereby grants to Blackboard the limited right to use Customer's name, logo and/or other marks for the sole purpose of listing Customer as a user of the software in

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

5

Blackboard's promotional materials. Blackboard agrees to discontinue such use within fourteen (14) days of Customer's written request.

3.     DELIVERY

Unless otherwise agreed by the Parties, as soon as commercially practicable after the Schedule Effective Date, Blackboard will make available a copy of the Software for downloading from the Internet by Customer for purposes of installation by Customer, and delivery of the Software shall be deemed complete when blackboard notifies Customer that the software is available for download. Customer acknowledges that the download site will be made available to Customer for a period not longer than thirty (30) days from the date of such notice, and Customer will have no right to download the Software after this thirty (30)-day period. Upon Customer's request, Blackboard will deliver to Customer a CD containing a backup copy of the Software.

4.     FEES

In consideration for the services provided and license(s) granted in this Schedule with respect to the Initial Term (as defined below), Customer shall pay to Blackboard all fees specified above or otherwise required in this Schedule, which fees shall be non-cancelable and non-refundable. Solely for the Initial Term, Blackboard agrees that [***] will be due in accordance with the master Terms (net 30), and the remaining amount [***] will be due 90 days after the date of the Invoice. With respect to each Renewal term (as defined below), if any, Customer shall pay to Blackboard the then-current fees for such services and licenses, which amounts shall be due and payable within thirty (30) days following the beginning of such Renewal Term. Customer further agrees to reimburse Blackboard for (i) reasonable travel and living expenses incurred by Blackboard's employees and subcontractors in connection with the performance of maintenance and support services under this Schedule and (ii) any other expenses described in this Schedule, provided that Blackboard will receive Customer's prior approval for single expenses greater than $250, and further provided that, upon Customer's request, Blackboard will provide reasonable documentation indicating that Blackboard incurred such expenses. Except as otherwise required by this paragraph, all amounts payable under this Schedule shall be subject to applicable provisions of the master Terms.

5.     TERM

This Schedule shall become effective (i) when executed by authorized representatives of both Parties (the date upon which Blackboard executes this Schedule, this "Schedule Effective Date"); or (ii) the Effective Date of the Agreement, whichever later occurs, and shall continue in effect for a period of one (1) year (the "Initial Term"), unless earlier terminated. Thereafter, the Schedule will renew automatically for successive one (1)-year periods (each, a "Renewal Term"), unless either Party provides notice of its desire not to renew not less than thirty (30) days prior to the end of the initial Term or then-current Renewal term, as applicable. Upon termination of this Schedule, all licenses granted under this schedule shall immediately cease, and Customer will (i) immediately discontinue all use of Software licensed under this Schedule; (ii) pay to Blackboard all amounts due and payable hereunder; (iii) remove the Software from its server and provide to Blackboard proof of the destruction of the original copy and any other copies of the Software; and (iv) return all Documentation and related training materials to blackboard within a reasonable time at Customer's cost.

6.     LIMITED SOFTWARE WARRANTY

Blackboard warrants, solely for the benefit of Customer, that any Software licensed under this Schedule which is manufactured by Blackboard will substantially conform to applicable Documentation for a period of ninety (90) days after the relevant Available Date, provided that (i) Blackboard has received all amounts owed under this Agreement; (ii) Customer is not in material breach of this Agreement;

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

6

(iii) Customer has installed any Corrections, upgrades and Updates made available to Customer; and (iv) Customer has notified Blackboard in writing of any failure of the Software to conform to the foregoing warranty within the warranty period. CUSTOMER ACKNOWLEDGES AND AGREES THAT THE FOREGOING WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES BY BLACKBOARD, AND THAT BLACKBOARD'S SOLE OBLIGATION, AND CUSTOMER'S SOLE REMEDY, WITH RESPECT TO ANY BREACH OF THE FOREGOING WARRANTY, IS REPAIR OR REPLACEMENT (AT BLACKBOARD'S OPTION) OF THE RELEVANT SOFTWARE IN A TIMELY MANNER.

7.     SUPPORT AND MAINTENANCE

        7.1    Telephone Product Support.    Customer is eligible to receive Product Support (as defined below) in English from Blackboard. Customer may designate up to two of its personnel for purposes of receiving Product Support under this Schedule ("Technical Contact"), and Customer may designate substitute personnel to be Technical Contacts by providing written notice to Blackboard (provided that not more than two (2) persons may be designated as Technical Contacts at any particular time). Provided that Customer remains in compliance with Blackboard's minimum configuration requirements, Customer's Technical Contacts may contact Blackboard, via the web or telephone at the telephone number provided by Blackboard from time to time, for purposes of receiving Product Support. For purposes of this Schedule, the term "Product Support" means the provision of advice and responses by Blackboard's personnel to inquiries from Customer's then-current Technical Contacts related to installation, configuration and use of the Software. Product Support will be made available in English only twenty-four (24) hours a day, seven (7) days a week, 365 days a year, excluding the US Federal public holidays of New Year's Day, Martin Luther King Day, Presidents' Day, Memorial Day, July 4, Labor Day, Thanksgiving and Christmas. Unless otherwise specified by Blackboard, Product Support is available by calling 1-888-788-5264. In addition to the foregoing support services, Blackboard may make representatives available for onsite support, at its sole discretion, at Blackboard's then prevailing rates.

        7.2    Installation Assistance.    Notwithstanding Section 7.1 of this Schedule, Customer is responsible for all installation of the Software and any Upgrades provided pursuant to this Agreement. If Customer desires Blackboard to provide assistance to Customer related to the installation of the Software and/or Upgrades, Customer acknowledges that it will be required to enter into a separate Blackboard professional Services Agreement.

        7.3    Initial Technical Contacts.    Customer's initial Technical Contacts are as follows:

Name	Title	Email	Phone
[***]	[***]	[***]	[***]

        7.4    Support Limitations.    Blackboard shall provide Product Support only with respect to the then-current generally available version of the Software and the two (2) most recent previously issued Updates of the Software. Customer acknowledges that Blackboard has no obligation under this Schedule to provide Product Support or other support services with respect to (i) any Third-Party Software, including, without limitation, any Third-Party Software provided under this Agreement; (ii) any Software Error or problems relating to the Software arising from (x) use of the Software other than strictly according to the terms of this Agreement, including, without limitation, human error, (y) modification of the software by Customer or any third party; or (z) any combination or integration of the Software with hardware, software and/or technology not provided by blackboard, or problems arising from Customer's host or applications software, Customer's hardware and cabling power or environmental conditions. Support is not available from Blackboard in languages other than English.

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

7

        7.5    Error Resolution.    In the event that Blackboard determines, in its good faith discretion, that any request for Product Support by Customer's then-current Technical Contacts arises from a verifiable Software Error, Blackboard will classify such Software Error according to the appropriate Severity Code, as determined by reference to the categories listed in the table below, and will exercise commercially reasonable efforts to correct the relevant Software Error according to the relevant Error Resolution Protocol set forth for each such category. Notwithstanding the foregoing, Customer acknowledges that no warranty is made regarding any such Error Response protocol with respect to all or any Software Errors. Customer further acknowledges that Severity Code 1, 2, and 3 Software Errors will take priority over requests for Product Support not arising from Software Errors.

Severity Code	Description/Examples	Response Protocol
1	Software is not functioning. Some examples of Severity Code 1 Software Errors are as follows: (i) Software is down and will not restart; (ii) Software is not able to communicate with external systems; and (iii) Software is generating a data corruption condition.	Blackboard will use its commercially reasonable efforts to resolve Severity Code 1 Software Error reports on a twenty-four (24) hour basis.* When a Severity Code 1 Software Error is reported, Blackboard will assign resources necessary to work to correct the Software Error. If access to the Software is required, Customer will provide a contact available to Blackboard and access to Customer's system and other software for the duration of the error correction procedures.
2
Software is running but that Customer is unable to use major portions of the Software. Some examples of Severity Code 2 Software Errors are as follows: (i) intermittent Software Error and (ii) major functional component is unavailable.
Severity Code 1 Software Errors will take priority over Severity Code 2 Software Errors. Blackboard will assign appropriate technical resources to Severity Code 2 Software Errors as long as there are no Severity Code 1 Software Errors awaiting resolutions.
3	Software is operating close to normal but there is a non-critical Software Error.
Severity Code 3 Software Errors may be fixed in the next scheduled Upgrade or Update or made available on Blackboard's Web site. Blackboard will research Severity Code 3 Software Errors after Severity Code 1 and Severity Code 2 Software Errors. Blackboard may correct Severity Code 3 Software Errors in the next scheduled Upgrade or Update or make corrections available to Customer on Blackboard's Web site.

*
Response time goals are to be measured after verification and replication by Blackboard of the relevant Software Error.

        7.6    Maintenance.    From time to time Blackboard may, in its discretion, develop Corrections, Application Packs, Updates or Upgrades to the Software. Provided that Customer had paid to Blackboard all fees and other amounts due and payable under this Agreement, Blackboard will, during the period while this Schedule remains in effect, make available to Customer such Corrections, Application Packs, Updates and/or Upgrades, if and when developed, at no additional cost. Any such Corrections, Application Packs, Updates and/or Upgrades shall, if and when provided or made available, be deemed to constitute part of the Software and shall be subject to all terms and provisions

8

set forth in this Agreement, otherwise applicable to the Software, including, without limitation, terms and provisions related to licenses, use restrictions and ownership of the Software.

        7.7    Additional Services.    Any time or expense incurred by Blackboard in diagnosing or fixing problems that are not caused by the Software or are not covered by the support services are billable to Customer at Blackboard's then-existing services rates, with a one-hour minimum charge per call. If Customer desires such additional services, it must execute a copy of Blackboard's Professional Services Agreement for the services.

        The Parties agree to the above terms and have executed this Schedule as of the last date set forth below.

BLACKBOARD	CUSTOMER: Bridgepoint Education

Signature	/s/Andrew Clark Signature

TESS FRAZIER—SENIOR DIRECTOR Print Name and Title	Andrew Clark CEO Print Name and Title

Date:	Date: 3/17/05

9

        VOID IF EXECUTIED AFTER MARCH 17, 2005

ASP SCHEDULE LS—6
BLACKBOARD ASP SCHEDULE

This Blackboard ASP Schedule ("ASP Schedule") is made as of the last date indicated below, by and between Blackboard and Bridgepoint Education ("Customer") and is an addendum to the Blackboard License And Services Agreement between Blackboard and Customer, including the Master Terms and other Schedules incorporated therein (collectively, the "Agreement"). Capitalized terms used in this Schedule that are not otherwise defined in this Schedule shall have the meaning set forth in the Master Terms. This ASP Schedule cancels and supersedes the previous ASP Schedule between the parties. In consideration of the foregoing premises, and other good and valuable consideration, the receipt of which are hereby acknowledged, the parties hereby agree as follows:

ASP—SCHEDULE OF FEES

	Initial Active User Capacity	Initial Bandwidth	Initial Storage	Initial Term Annual Fees (USD)
Blackboard ASP—LS Setup Fee					[***]
Blackboard ASP—LS Annual Use Fee	[***]	256 kbps (minimum)	10 GB (minimum)	$	[***]
Total Fees Due:				$	[***]

[***]

Solely for the Initial Term, Blackboard agrees that [***] will be due in accordance with the Master Terms, and the remaining amount [***] will be due 90 days after the date of the invoice.

1.
ADDITIONAL DEFINITIONS

        1.1   "Active User Capacity" means the number of Authorized End Users, at any particular time, permitted to be registered to access one (1) or more educational courses provided through the Hosted Software. As of the Schedule Effective Date (as defined below), the initial Active User Capacity will be equal to the number indicated in the table above.

        1.2   "ASP Services" means the services provided by Blackboard pursuant to this ASP Schedule. The initial ASP Services are indicated in the table above.

        1.3   "Authorized End User" will have the meaning set forth in the Software Schedule as defined below.

        1.4   "Available Date" means, for purposes of this ASP Schedule, the date upon which Customer receives notice from Blackboard that the features and functions of the Hosted Software are available for access by Customer's Authorized End Users.

        1.5   "Hosted Software" means the Software licensed to Customer pursuant to the Software Schedule for which Blackboard is to provide the ASP Services.

        1.6   "Test Copy Hosted Software" means the Test Copy Software licensed to Customer pursuant to the Software which Blackboard is hosting. Test Copy Hosted Software is to be used solely for the purposes of testing the Software and is not used for production purposes and unless otherwise indicated in Exhibit A of the ASP Schedule is not covered by Service Level specifications described in Exhibit B.

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

10

        1.7   "Schedule Effective Date" mans the later of (i) the date on which this ASP Schedule has been executed by authorized representatives of both Parties and (ii) the Effective Date of the Agreement.

        1.8   "Software Schedule" means the Software Schedule which has been executed by Blackboard and Customer for which Customer seeks to have Blackboard provide ASP Services and that is in effect during the term of this ASP Schedule.

2.
BLACKBOARD RESPONSIBILITIES

        2.1    Provision of Access to Hosted Software.    As soon as commercially practicable after the Schedule Effective Date, Blackboard will make access to the features and functions of the Hosted Software available to Customer's Authorized End Users. Blackboard will specify to Customer procedures according to which Customer and/or its Authorized End Users may establish and obtain such access.

        2.2    Responsibility for Hosting.    Blackboard shall install and operate the Hosted Software on computer servers and systems under its direct or indirect control. Blackboard will also install and store the Customer Content for purposes of access by the Hosted Software, provided that nothing in this ASP Schedule shall be construed to require Blackboard to provide for, or bear any responsibility with respect to, the design, development, operation or maintenance of any Web site owed or operated by Customer, or with respect to any telecommunications or computer network hardware required by Customer to provide access from the internet to any such Customer Web site. Nothing in this ASP Schedule shall be construed to grant Customer a license to access and/or use Blackboard's systems except for purposes of accessing and using the Hosted Software and except pursuant to the procedures and protocols specified by Blackboard pursuant to Section 2.1. Solely to the extent necessary to perform Blackboard's obligations pursuant to this ASP Schedule, customer grants to Blackboard a royalty-free, non-exclusive, worldwide license to use, reproduce, transmit, distribute, perform, display, and, to the extent required by the Hosted Software, modify and create derivative works form the Customer Content. As between Customer and Blackboard, Customer retains ownership of the Customer Content. Blackboard shall maintain confidentiality of all Customer Content that is stored on its servers in accordance with Section 4 of the Master Terms.

        2.3    Availability and Operations Specifications.    Blackboard will undertake commercially reasonable measures to ensure that, from and after the Available Date and for so long as this ASP Schedule remains in effect the ASP Services provided pursuant to this ASP Schedule will (i) be available and accessible as contemplated in this ASP Schedule twenty-four (24) hours per day, seven (7) days per week within the parameters set forth in Exhibit B, and (ii) conform in all material respects to the technical specifications and performance parameters set forth in Exhibit B. Exhibit B may be modified from time to time, upon notice to Customer. Notwithstanding the foregoing, Blackboard will have no liability under this Section 2.3 to the extent any nonconformity with the standards set forth in Exhibit B arises, in whole or in part, from (i) any use of the Hosted Software by Customer or any Authorized End User other than in accordance with the terms and conditions set forth in this Agreement; (ii) any failure by Customer or any Authorized End User to comply with any procedures, technical standards and/or protocols specified by Blackboard pursuant to Section 2.1 of this ASP Schedule or (iii) any causes beyond the control of Blackboard or which are not reasonable foreseeable to Blackboard, including but not limited to, interruption or failure of telecommunication or digital transmission links and internet slow-downs or failures. It is agreed and acknowledged that the service credits referred to in Exhibit B shall be Customer's sole remedy, and Blackboard's sole obligation, with respect to failures of the ASP Services to meet the technical specifications and performance parameters set forth in Exhibit B. Blackboard does not warrant or guarantee the ASP Services except as expressly stated in this ASP Schedule.

        2.4    Data Restoration Policy.    Blackboard will back-up and archive Customer Content at a secure location for the retention period(s) specified in Exhibit B. In the event that Customer requests recovery

11

of any lost or damaged Customer Content, Blackboard will exercise reasonable efforts to restore the relevant data from the most recently archived copies (or such earlier copies as requested by Customer), provided that such data is, at the relevant time, still available pursuant to the applicable retention policy and Customer has provided to Blackboard all information necessary to enable Blackboard to perform such services. Blackboard shall perform up to four (4) data restorations at no charge to Customer; thereafter, except with respect to restoration of data that are lost or damaged as a result of Blackboard's error or a failure of the ASP Services, Customer agrees to pay Blackboard its then-standard applicable rates for such restoration services.

        2.5    Additional Storage and Bandwidth Policy.    As a normal operating procedure Blackboard does not cap storage and bandwidth. Blackboard will, no less than quarterly, monitor Customer's storage and bandwidth usage. In the event Customer has exceeded Initial Storage and/or Initial Bandwidth in a sustained period of sixty (60) days or more, Blackboard will provide a report to Customer concerning the current storage and bandwidth usage. In the event Customer has not purchased additional storage and/or bandwidth within thirty (30) days of receiving the report, Blackboard reserves the right to change Customer additional fees at then-standard applicable rates.

        2.6    Migration Policy.    In the event that Blackboard or Customer requests an Update/Upgrade of the Hosted Software, Blackboard and Customer shall engage in commercially reasonable migration planning. In the event that the migration planning requires an expanded or new environment not covered by the then-current Hosted Software environment (defined here as "Migration"), Customer shall pay a Migration Set Up fee as mutually negotiated. Blackboard will be obligated to perform no more than one successful test migration per six (6)-month period. If Customer requires more than one Migration test or more than one Migration within a six-month period, it must execute a copy of Blackboard's Professional Services Agreement for the services.

        2.7    Additional ASP Services.    In the event that Customer desires to receive ASP Services in addition to the particular services specified in the table above, including, by way of example, incremental storage capacity and/or additional bandwidth capacity and/or higher Active User Capacity, Customer may submit a written and executed purchase order requesting such additional ASP Services. Subject to Customer's payment of all applicable fees required by Section 4, and further subject to all applicable provisions of this Agreement, including, without limitation, the Master Terms and this ASP Schedule, Blackboard agrees to make such additional ASP Services available to Customer for so long as this ASP Schedule remains in effect after acceptance of such purchase order. For the avoidance of doubt, no such purchase order shall be binding upon Blackboard unless and until Blackboard accepts such purchase order in writing and further provided that Blackboard will have no liability to Customer with respect to any purchase orders that are not accepted or for any terms contained in the purchase order other than the type of service and the payment amount.

        2.8    IP Addresses.    Any IP addresses assigned or allocated to Customer by Blackboard shall remain, at all times, the property of Blackboard and shall be nontransferable and Customer shall have no right to use such IP addresses upon termination of this Agreement. Any change requested by Customer to the Blackboard allocated addresses must be agreed to by the Parties. Customer understands that the IP Services provided under this Agreement (including Internet use) may require registrations and related administrative reports that are public in nature.

3.
CUSTOMER RESPONSIBILITIES.

        3.1    General Usage Limitations.    Customer acknowledges that use and operation of the Hosted Software by Customer and/or any Authorized End User is subject to the terms of the Software Schedule. Notwithstanding the Software Schedule, for so long as this ASP Schedule remains in effect, Customer may not install, host or operate the Hosted Software, nor may Customer or its Authorized End Users otherwise use the Hosted Software, except as hosted and made available by Blackboard under this Agreement. In the event that Customer has installed the Hosted Software upon any

12

computer server(s) prior to the Schedule Effective Date (as defined below), Customer agrees promptly to remove the Hosted Software from such computer server(s). Customer agrees that it may not cause or permit any third parties to access the Hosted Software other than Authorized End Users, nor may Authorized End Users in excess of the then-current Active User Capacity access and use the Hosted Software at any time, provided that the Active User Capacity may be modified in accordance with Section 2.5. Customer shall refrain from, and shall ensure that Authorized End Users refrain from, using the ASP Services in a manner that is libelous, defamatory, obscene, infringing or illegal, or otherwise abusing the ASP Services or the resources available through the ASP Services. Customer warrants that its Authorized End Users will comply with the provisions of this ASP Schedule in all respects.

        3.2    Customer Content.    Customer represents and warrants that (i) Customer owns or has sufficient rights in and to the Customer Content, including without limitation, personal educational and financial information contained within the Customer Content, in order to use, and permit the use of, the Customer Content as contemplated in this ASP Schedule and to grant the license granted in Section 2.2; and (ii) the Customer Content does not and shall not contain any content, materials, advertising or services that infringe on or violate any applicable laws, regulation or right of a third party. Customer also acknowledges that Customer Content may be stored on servers located within the United States or accessed by Blackboard's support or ASP personnel in the United States, and hereby authorizes such access and storage. Blackboard only provides access to the Hosted Software; Blackboard does not operate or control the information, services, opinions or other content of the Internet. Blackboard does not monitor and shall have no liability or responsibility whatsoever for the Customer Content of any transmissions or communications transmitted or otherwise disseminated via the Hosted Software. Customer agrees that it shall make no claim whatsoever against Blackboard related to the Customer Content or content of the Internet or respecting any information, product, service or software ordered through or provided via the Internet, and Customer shall indemnify and hold Blackboard harmless from any and all claims (including claims by governmental entities seeking to impose penal sanctions) related, directly or indirectly, to such Customer Content.

4.
FEES

        4.1   In consideration for provision of the ASP Services, Customer shall, during the Initial Term (as defined below) pay to Blackboard (i) an annual fee in an amount set forth above with respect to this particular ASP Services provided under this ASP Schedule, which fees shall be due and payable upon Agreement execution; as well as (ii) any other fees otherwise required by this ASP Schedule (for additional services, additional bandwidth, or additional users). Solely for the Initial Term, Blackboard agrees that [***] will be due in accordance with the Master Terms, and the remaining amount [***] will be due 90 days after the date of the invoice. In the event that Customer requires additional ASP Services as contemplated in Section 2.9, applicable fees shall be due and payable from and after the month during which such additional services are first made available. All fees payable under this ASP Schedule shall be non-cancelable and non-refundable.

        4.2   If Customer elects to pay ASP fees monthly, then Blackboard shall charge Customer an additional 5% on the total ASP fees. Blackboard reserves the right to temporarily suspend the ASP Services if Customer's account becomes more than sixty (60) days past due. Suspension of ASP Services does not constitute a termination or suspension of this Agreement nor does such suspension of Service alleviate Customer's obligation to pay past, current, or future charges incurred hereunder. Once Customer pays in full the past due fees, Blackboard will resume services.

        4.3   With respect to each Renewal Term (as defined below), if any, Customer shall pay to Blackboard the then-current fees for such ASP Services upon commencement of the Renewal Term. Except as provided above, each party will be responsible for its own expenses incurred in rendering the performance under this ASP Schedule, including, without limitation, the cost of facilities, work space,

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

13

computers and computer time, development tools and platforms, utilities management, personnel and supplies. Except as otherwise required by this paragraph, all amounts payable under this ASP Schedule shall be subject to applicable provisions of the Master Terms.

5.
TERM

This ASP Schedule shall become effective on the Schedule Effective Date, and shall continue in effect for a period of one (1) year (the "Initial Term"), unless earlier terminated or otherwise specified in Exhibit A. Thereafter, the ASP Schedule will renew automatically for successive one (1)-year periods (each, a "Renewal Term"), unless either Party provides notice of its desire not to renew not less than thirty (30) days prior to the end of the Initial Term or then-current Renewal term, as applicable. Upon termination of this ASP Schedule, all licenses granted under this ASP Schedule shall immediately cease, and Customer will (i) immediately discontinue access to and/or use the Hosted Software under this ASP Schedule; (ii) pay to Blackboard all amounts due and payable under this ASP Schedule; and (iii) return all Documentation and related training materials to Blackboard within a reasonable time at Customer's cost.

The Parties agree to the above terms and have executed this ASP Schedule as of the last date set forth below.

BLACKBOARD	CUSTOMER: Bridgepoint Education

Signature	/s/Andrew Clark Signature

TESS FRAZIER-SENIOR DIRECTOR Print Name and Title	Andrew Clark CEO Print Name and Title

Date:	Date: 3/17/05

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

14

        VOID IF EXECUTED AFTER MARCH 17, 2005

EXHIBIT A
ASP SPECIFICATIONS

Blackboard Learning System™

  •
  Set Up Fee includes service for each installation of the Software or update/upgrade requiring a revised or new hardware and/or software configuration.

  •
  Initial Term Annual Fee includes services for up to [***] Users* and 20 Gb of storage and 512 kbps of bandwidth measured using the 95th percentile calculation (as defined below) delivered via 100 mbps Internet uplink and Managed Firewall Service

  •
  Each additional 10 GB and each additional 1 mbps of connectivity are separately charged

  •
  Additional Service units for [***] additional Users*, additional 512 bandwidth and 20 GB additional storage are separately charged

Data Restoration Policy—per restore fees are separately charged per chargeable restore incident

Additional Storage and Bandwidth Annual Fees for Content System are separately charged

* User is defined as a person enrolled in one or more course, or part of one or more organization.

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

EXHIBIT A-1

        VOID IF EXECUTED AFTER MARCH 17, 2005

EXHIBIT B
ASP SERVICES SPECIFICATIONS—As of the Available Date

NOTE: CUSTOMER ACKNOWLEDGES THAT NOTHING IN THIS EXHIBIT B CREATES ANY ADDITIONAL WARRANTIES OR GUARANTEES, OTHER THAN AS SET FORTH IN THE ASP SCHEDULE, THE SOFTWARE SCHEDULE AND/OR THE MASTER TERMS, AS APPLICABLE.

SERVICE LEVEL

Security:

  •
  Single point of entry to co-location is guarded 24 hours a day with access controlled by an access database and video surveillance

  •
  Monitoring of the co-location area and only those persons authorized by Blackboard's access list are allowed past a control point.

  •
  Surveillance cameras located throughout the facility capture activity to help ensure no unauthorized entry to protected areas.

Power:

  •
  State-of-the-art generators clean and condition commercial electrical power to remove irregularities in the signal. Power is run through the generators before being passed into the facility.

  •
  In the event of a loss of power from the grid, power backups are utilized in the following order: commercial utility underground conduits, two-hour battery backup (industry standard only 15 minutes), diesel generator with full-load capacity and 18 hr. fuel supply.

Network:

  •
  Redundant Internet connections through dual Tier-1 Internet Service Providers

Startup:

  Blackboard is responsible for the setup and configuration of the necessary hardware, software and all components of the dedicated server. This includes but not limited to, the server hardware and software, telecommunications hardware and software, security software and other software that is reasonably necessary to operate and maintain the Hosted Software.

Initial Access Date:

  The Hosted Software is typically accessible from the hosting site within 7 business days after execution of the ASP Schedule, provided that the Master Terms and the relevant Software Schedule have been executed, and provided that Customer has provided to Blackboard a URL and any other information required by Blackboard. Blackboard shall provide Customer with procedures for access; the procedures may include, without limitation, provision of any access codes, passwords, technical specifications, connectivity standards or protocols, or any other relevant procedures, to the limited extent any of the foregoing may be necessary to enable Customer to permit its Authorized End Users to access and use the Hosted Software as contemplated in this ASP Schedule.

EXHIBIT B-1

Availability/Service Credit:

  The Hosted Software is accessible 24/7, with a 99.7% targeted uptime. 99.7% uptime means that for 99.7% of the time during any calendar month, the ASP Services shall be available. Unavailability is a condition in which there is unavailability of the Hosted Software due to hardware failure OR sustained packet loss in excess of fifty percent within the Blackboard hosting facilities for at least fifteen consecutive minutes due to a failure of Blackboard to provide ASP Services during such period; unavailability does not include packet loss or network unavailability due to scheduled maintenance, or inability of a user to connect with the ASP Services due to Internet or telecommunications problems outside the control of Blackboard. In order to receive any service credit, Customer must notify Blackboard within seven (7) days from the time Customer becomes ineligible to receive a service credit. Failure to comply with this requirement will forfeit Customer's right to receive a service credit. The aggregate maximum number of service credits to be issued by blackboard to Customer for any and all downtime periods and performance problems during any given calendar month shall not exceed one month of service. Service credits are issued as follows:

Length of Unavailability	Service Credit
1 to 4 hours of continuous unavailability below 99.7%	[***] of service fees credited [***]
4 to 48 hours of continuous unavailability below 99.7%	[***] of services fees credited [***]
48 to 96 hours of continuous unavailability below 99.7%	[***] of services fees credited [***]

[***]

*
All Service Credit shall be applied to the next period's ASP fees.

Backup and Disaster Recovery:

  Blackboard provides comprehensive redundant backups which are stored online and at a separate facility. Blackboard retains backup data for one month. In the event of a disaster, Blackboard will use reasonable efforts to restore service. Blackboard will not attempt to restore service if such attempt shall put Blackboard, its employees or its agent at risk for injury.

Outages

  If a system outage occurs, Blackboard will notify Customer's designated technical contact via email. This notice will include the reason for the system outage and estimated time for restoration of ASP Services if Blackboard knows this information when it gives this notice.

  Following recovery from any particular system outage, Blackboard will provide Customer with a post-incident summary that will include:

  •
  cause of the system outage (if determined);

  •
  method used to correct the problem; and

  •
  measures Blackboard will take to prevent similar system outages in the future (if any).

  Upon receipt of notification of a problem with the Blackboard system or the ASP Services, Blackboard will investigate the problem and determine if a system outage exists. If a system outage exists, Blackboard will provide Customer with a time estimate for resolution of the problem, if

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

EXHIBIT B-2

known at that time. Blackboard will promptly commence remedial activities and use commercially reasonable efforts to resolve the system outage within the time estimate provided to Customer.

MONITORING AND PERFORMANCE

Blackboard will make network performance reports available focusing on the technical aspect of remote access network services. The reports provide information to help in the continual improvement of the design and operation of the network. This includes information such as port availability, connection quality, usage profiles, and throughput. Upon request by Customer, Blackboard will provide Customer with monthly reports including information on ASP Services usage, system outages and changes made to the Blackboard system during that month. Upon request Blackboard will provide the Customer with the following report:

    Specific System Outage Details:
    Time of outage
    Length of outage
    Affected areas
    Reason for outage
    Customer contact notified (if any)
    Remedy to prevent outage reoccurrence (if any)

Customer acknowledges and agrees that any of the foregoing reports shall constitute Blackboard's Confidential information for purposes of this Agreement.

Ongoing:

The hardware, software and network are monitored and maintained by Blackboard and will be accessible twenty-four (24) hours a day, seven (7) days a week, in accordance with industry standards, except for scheduled maintenance and required repairs, in advance of which the client shall be notified by email.

  •
  Blackboard maintains responsibility for all day-to-day server maintenance. Server maintenance may include, but is not limited to, hardware upgrades, OS upgrades, patch installations, database administration, server user administration and performance tuning.

  •
  Blackboard maintains a software monitoring system to provide real-time information about the ASP environment to the Blackboard Network Operations Center (NOC), to assist Blackboard system administrators proactively monitoring the ASP environment.

  •
  Blackboard maintains the functioning of all hardware components for which it is responsible under this Exhibit and will replace any failed components. Hardware replacement will begin immediately upon identification of the hardware failure and if cannot be completed with a reasonable amount of time, the access to the Hosted Software will be redirected to a temporary server to reduce downtime.

  •
  Blackboard implements a backup strategy of performing daily incremental and weekly full backups with a retention period of 1 month. Standard tape rotation is performed on a weekly basis with secure offsite storage.

  •
  Blackboard collects bandwidth usage and web hit statistics on all client-hosted machines. This information will be provided upon request.

EXHIBIT B-3

DATA CENTER SPECIFICATIONS

Blackboard houses servers in a facility that offers environment control, security, and backup power, as more specifically described below:

Environment:

  •
  The data center is designed to maintain a constant temperature of 68 1/4F, plus or minus 2 1/4F, with humidity of 45%.

Server Setup:

The servers are set up to maintain fail back, redundant connectivity, comprehensive backups, 24x7 monitoring, and 99.7% uptime.

        CUSTOMER RESPONSIBILITIES.    Blackboard is not responsible for management and actual use of the features and function of the Hosted Software. Customer bears all responsibility for such management and actual use, including, without limitation:

  •
  The Customer has full access to the Administrator Menu and is responsible for the following:

  •
  Creating/Removing Users including Students, Teachers, System Administrators, etc.

  •
  Modifying all User Information

  •
  Creating/Removing all Course Web Sites

  •
  Building and Managing all Course Web Sites

  •
  Customization to the Site

  •
  System Usage Tracking Reports

  •
  Deciding which product features will be available or unavailable, how much functionality instructions will be allowed, etc.

  •
  Choosing Icon Themes

  •
  All changes to the Blackboard-named URL. All Blackboard clients are assigned a URL that reads http://instituionname.blackboard.com. The institution is allowed to pick the "institutionname". However, any re-directs to other URLs are the responsibility of the Customer and not Blackboard. For example, if the Customer chooses the URL http://institutionname.org, the institution is responsible for the redirect to the http://institutionname.blackboard.com site using a CNAME record. Any IP addresses are allocated by Blackboard to Customer are in accordance with the American Registry for Internet Numbers (ARIN) guidelines for Internet Numbers and applicable agencies.

EXHIBIT B-4

VOID IF EXECUTED AFTER: December 20, 2007
Ashford University

Ashford University Pricing Summary

Product Description	Qty.	Units	Net Price
MANAGED CONTACT CNTR USER INCR	9	MO	[***]
MANAGED CONTACT CENTER -RNWL	9	MO	[***]
TOTAL:			[***]

Designated Server Site (Physical Location of the Software): 13500 Evening Creek Drive San Diego, CA 92128 USA	Database Version:	Operating System:	Hardware Model:
Customers FTE/User Band: [***]

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

1

 ADDENDUM No. Two
TO THE MANAGED CONTACT CENTER SOLUTION SCHEDULE LS-4,
BLACKBOARD LEARNING SYSTEM™ DATED DECEMBER 23, 2003
BETWEEN BLACKBOARD INC. AND
ASHFORD UNIVERSITY (FORMERLY KNOWN AS BRIDGEPORT EDUCATION)

This Addendum to the Managed Contact Center Solution Schedule LS-4, Blackboard Learning System™ dated December 23, 2003 ("Agreement") between Blackboard Inc. ("Blackboard") and Ashford University (formerly known as Bridgeport Education) ("Customer") is made as of the last signature date below ("Addendum").

The purpose of this Addendum is to extend the current renewal term and add additional users to Customer's Agreement.

The parties hereby agree to the following terms regarding the use of the Blackboard Software by Customer. The following sections of the Agreement are modified as follows:

1.     The following is hereby replaces Section 2 entitled Pricing Overview:

        2.7    Fees

  The pricing below is in an effort to account for the growth that we have seen and the projected growth over the next 12 months. The fees below takes into account the extension of the current term by nine (9) months and to allow for the [***] growth expected by the end of 2008. The term for the proposed services is [***].

  Incident Pricing:

Months	Number of Incidents	Cost Per Incident		Total
April 08-June 08	[***]	$	[***]	$	[***]
July 08-Dec 08	[***]	$	[***]	$	[***]

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

2

  Total Pricing:

Managed Contact Center Solutions	Scope of Support	Fees (USD)
Call Center Support Operations	An additional [***] support requests priced at an approximately [***] per support request	$	[***]
Account Management Fees	A named Account Manager will continue to provide regular maintenance and up-keep of the account and be available for regular conference calls and communications	$	[***]
Contact Center Infrastructure

Fee for contact center infrastructure support software including ticketing, routing, and deployment of self-help knowledge resources, live chat, eSurvey, animated tutorials and related software implementation services

		$	[***]
		$	[***]
		$	[***]
		$	[***]

Total Costs Due		$	[***]

Note: Presidium Learning will offer a [***] buffer over the allotted incidents to be absorbed by Presidium Learning. All incidents beyond the [***] buffer will be charged at a cost of $[***] per incident.

2.     The following is hereby added to Section 7, entitled Term:

  The Parties agree that the current renewal term ("Renewal Term"), [***] will be extended by nine (9) months, until [***]. Thereafter, the Schedule will renew automatically for successive one (1)-year periods (each, a "Renewal Term"), unless either Party provides notice of its desire not to renew more than thirty (30) days prior to the end of the Initial Term or then-current Renewal Term, as applicable.

All other terms and conditions remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Addendum as of the last date written below.

BLACKBOARD	CUSTOMER: Ashford University

Signature	Signature

Print Name and Title Tess Frazier, Vice President Date:	Print Name and Title Date:

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

3

        VOID IF EXECUTED AFTER: December 28, 2007
Ashford University

[BLACKBOARD LOGO]

BLACKBOARD LICENSE AND SERVICES AGREEMENT
COVER PAGE

The attached documents describe the relationship between Blackboard and the Customer identified below. The documents attached to this cover page will consist of the Master Terms, which describe and set forth the general legal terms governing the relationship, and one (1) or more schedules describing and setting forth detail about that relationship, depending upon the particular software and/or services Blackboard will provide to the Customer.

This License and Services Agreement includes this cover page, the attached pricing summary and Master Terms, and all Schedules that are attached to such Master Terms and are separately executed by the Parties. This Agreement will become effective when the attached documents are executed by authorized representatives of both Parties.

CUSTOMER INFORMATION:
Name/Company:	Ashford University	Principal Contact Person:	Rick Gessner, CIO
Fax:		Phone:	(858) 513-9240
Address:	13500 Evening Creek Drive Suite 600 San Diego, CA 92128 USA
Billing Contact:	Bell, Margarita	Title:
Address:	13500 Evening Creek Drive Suite 600 San Diego, CA 92128 USA
Phone:	858/668-2589	Email Address:
Fax:
Initial Term of Agreement:	12 Months

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

1

 Ashford University Pricing Summary

Product Description	Qty.	Units	Initial Term Fees (USD)
Blackboard Learning System—COMPLEX HOST MGR ASP SVC	1	YR	$	[***]
Blackboard Learning System—TEST ENVIRONMENT ASP SETUP	1	EA	$	[***]
Blackboard Learning System—Enterprise—TEST ENVIRONMENT ASP SVC	1	YR	$	[***]
Blackboard Learning System—STAGING ENVIRONMENT ASP SETUP		EA	$	[***]
One Time Price Reduction:			$	[***]
Blackboard Learning System—Enterprise STAGING ENV ASP SVC	1	YR	$	[***]
Credit applied for Customer's current Staging Environment—per this Addendum, Customer is upgrading from Standard environment to a RAC environment (Renewal Amount in August, 2008 will [***]):			$	[***]
Blackboard Learning System—HIGH AVAILABILITY ASP SETUP	1	EA	$	[***]
Blackboard Learning System—Enterprise HIGH AVAIL ASP SVC	1	YR	$	[***]
Blackboard Learning System—Enterprise ASP ADDL STORAGE TO 1TB	1	YR	$	[***]
Price Reduction:			$	[***]
Blackboard Learning System—Enterprise ASP ADDL SERVICE UNIT	1	YR	$	[***]
Blackboard Learning System—Enterprise ASP ADDL SERVICE UNIT	1	YR	$	[***]
Blackboard Learning System—ASP BUSINESS CONT LVL 1	1	YR	$	[***]
TOTAL:			$	[***]

Designated Server Site (Physical Location of the Software): Hosted by Blackboard	Database Version:	Operating System:	Hardware Model:
Customers User Band: [***]

SPECIAL PROVISIONS:

Payment Terms.    Solely with respect to the Initial Term of this Agreement, Blackboard agrees to invoice Customer twice, sending both invoices upon execution of this Agreement. The first invoice, in the amount of [***], will be due thirty (30) days after the date of the invoice from Blackboard and the second invoice, in the amount of [***], will be due sixty (60) days after the date of the invoice from Blackboard.

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

2

 ADDENDUM
TO THE ASP SCHEDULE LS-6, BLACKBOARD ASP SCHEDULE DATED MARCH 17, 2005
BETWEEN BLACKBOARD INC. AND ASHFORD UNIVERSITY

This Amendment to the ASP Schedule LS-6, Blackboard ASP Schedule dated March 17, 2005 ("Agreement") between Blackboard Inc. ("Blackboard") and Ashford University (formerly known as Bridgepoint Education) ("Customer") is made as of the last signature date below ("Addendum").

The purpose of this Addendum is to add an additional ASP Service Unit to Customer's current ASP Schedule.

The parties hereby agree to the following terms regarding the use of the Blackboard ASP Services by Customer. The following sections of the Agreement are modified as follows:

1.
A new Schedule of Fees is hereby added to the Section entitled ASP—SCHEDULE OF FEES:

        ASP—SCHEDULE OF FEES

	Initial Active User Capacity	Initial Bandwidth	Initial storage	Initial Term Annual Fees (USD)
Blackboard Learning System—COMPLEX HOST MGR ASP SVC				$	[***]
Blackboard Learning System—Enterprise—TEST ENVIRONMENT ASP SETUP				$	[***]
Blackboard Learning System—Enterprise—TEST ENVIRONMENT ASP SVC		Burstable	9 GB	$	[***]
Blackboard ASP—Enterprise—Staging Environment—Setup Fee				$	[***]
One Time Price Reduction:					[***]
Blackboard ASP—Enterprise—Staging Environment	8001-15,000	512 kbps	20 GB	$	[***]
Credit applied for Customer's current Staging Environment—per this Addendum, Customer is upgrading from Standard environment to a RAC environment (Renewal Amount in August, 2008 will be $[***]):				$	[***]
Blackboard ASP—Enterprise—Additional Storage			1 TB	$	[***]
Price Reduction:				$	[***]
Blackboard ASP—Enterprise—Addl Service Unit				$	[***]
Blackboard ASP Enterprise—Addl Service Unit				$	[***]
Blackboard Learning System—Enterprise—HIGH AVAILABILITY ASP SETUP				$	[***]
Blackboard Learning System—Enterprise—HIGH AVAIL ASP SVC				$	[***]
TOTAL:				$	[***]

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

3

2.
The following is hereby added to Exhibit A:

+
Complex Hosting Technical Manager

    Roles and responsibilities of the Blackboard Complex Hosting Manager ("CHM") will primarily fall under the following three objectives: management, communication and documentation.

  A.
  Management—Plan and project manage Customer's ASP infrastructure implementation, growth, and planned and reactive changes. To meet this objective, the CUM'S tasks may include, but not be limited to, the following:

  •
  Central Point of Contact and Escalation:    The CHM will be the central point-of-contact within Blackboard ASP CHM Services and maintain day-to-day knowledge of all plans, activities, and status of projects and issues involving Customer's hosted environment

  •
  Infrastructure Management:    Plan and manage projects involving Customer's infrastructure for scalability, optimal performance, and growth in coordination with Customer and all elements within Blackboard

  •
  Internal Blackboard Delivery Coordination:    Coordinate with Blackboard Global Services Project Management. Developers, and Customer's Technical Support Manager in ASP CHM Services, and ASP Operations and Engineering and other elements of Blackboard to deliver and manage Customer's requirements

  •
  ASP Support Activities:    Support directly the hosted Blackboard application and infrastructure through:

  •
  Direct ASP ticket escalation management and documentation

  •
  Development support activities focused on impact analysis and evaluation based on updates and upgrades

  •
  Infrastructure Expansion:    Modify and order hardware when necessary in coordination with Customer

  •
  Infrastructure and Software Upgrade Management:    Design and implement ASP testing; and/or staging in coordination with Customer as necessary for testing and evaluation purposes (examples: upgrading from one Blackboard version to another, upgrading application servers)

  •
  Auditing:    Regularly conduct systems audit and analysis on Customer's ASP environment's performance and utilization for proactive monitoring. infrastructure management, forecasting and reporting purposes

  •
  Customer Business Planning Integration:    Keep master schedule of Customer's academic activities and key events/milestones. Communicate to entire Blackboard Team on critical events on the calendar.

  B.
  Communication—Build and execute business processes for communication and Customer support (with a special focus on providing transparency and visibility into the purchased ASP services and change management). To meet this objective, the CHM's tasks may include, but not be limited to, the following:

  •
  Contact:    Be fully dedicated to Customer's Systems Administrators and Operations staff through a dedicated phone number for day-to-day ASP support requests and status reporting

  •
  Project Communication:    Build two-way communication processes in coordination with Customer for project management, support issue escalation, and other communication procedures as necessary

4

  •
  Regular Reporting:    Coordinate and facilitate regularly scheduled (weekly or monthly or quarterly) and ad-hoc project and status update meetings

  •
  Channel Management:    Modify and update communication processes and channels as deemed necessary

  •
  On-site Support:    CHM will make two on-site visits within the one year contract period,

  C.
  Documentation—Document and report on Customer's ASP infrastructure, projects status, escalation issues, and other Customer ASP environment-relevant knowledge. Complete and thorough documentation will be a key aspect of meeting the management and communications objectives of the CH M. As such, the CHM will provide the following documents during the life of the relationship between the CHM and Customer:

  •
  Operations and Plans:    Develop detailed documents including Escalation process, Operations Handbook, Infrastructure test and implementation plans

  •
  Regular Status Reporting:    Document and provide weekly reports to Customer on all project plans and updates

  •
  Infrastructure Reporting:    Document and provide monthly updated reports to Customer on Infrastructure design, hardware inventory, monitoring and management infrastructure. change management logs and other relevant materials

  •
  Change Management/Status (I):    Provide timely and detailed reports of planned infrastructure changes; planned or unplanned service outages, or degradation of services; and issue resolution reports

  •
  Change Management/Status (II):    Document and communicate any procedural changes that regulate the flow of code fixes, patches to the production environment

  •
  SLA Performance Reporting/Analysis:    Provide monthly reports (and as often as necessary to manage system stability) on system utilization and performance, including MRTG graphs, user activities summaries, and systems performance analysis. Goal will be to develop, mutually with Customer, a standard set of reporting for overall systems management.

+
Blackboard Non-Production Test Environment:

•
Initial Term is a minimum of six (6) months and renew automatically for successive 6-month terms (each, a "Renewal Term"), unless either Party provides notice of its desire not to renew more than thirty (30) days prior to the end of the Initial-Term or then-current Renewal Term.

•
Setup Fee includes installation of Test Copy Hosted Software on computer servers and systems in Blackboard's non-production environment.

•
Initial Term Fee includes 9 GB of server storage and burstable bandwidth provided through Blackboard's broadband connection, and grants Customer full root access to servers.

•
The Non-Production Environment is not designed to frilly replicate or clone the production environment in terms of physical infrastructure

•
Non-Production Test Environment by its nature DOES NOT meet the Service Level specifications under Exhibit B, and therefore, DOES NOT qualify for Service Level Guarantees.

+
Blackboard ASP- Enterprise—Staging Environment (Staging RAC Environment):

•
The Staging Environment is designed for Customer to test and approve new update/upgrade software and changes in software configuration before implementing such software in a production environment. It may NOT be used for production purposes. For instance, a staging

5

    environment would be used to rum a new version of our products to produce training material prior to upgrading the production system.

  •
  The Staging Environment is not designed to fully replicate or clone the production environment in terms of physical infrastructure.

  •
  The Staging RAC environment will have minimum of 2 dedicated database servers as database nodes

  •
  ASP will provide up to four (4) clones of the client's product data a year. Up to 500GB of storage can be used for a period of up to six months of the year. No backups will be done of this clone.

  •
  Setup Fee includes installation of Test Copy Hosted Software on servers in Blackboard's production environment.

  •
  20 GB storage (in addition to the clone production data) as "soft quota"—but storage is never capped

  •
  512 Kbps of bandwidth as "soft quota" -but bandwidth is never capped

+
Blackboard High Availability/High Performance ASP Service

•
Oracle RAC clustered database nodes configuration pointing to a separate Customer-dedicated RAID-4 protected storage volumes for redundant and load balanced database servers configuration.

•
Oracle RAC license included

•
Two (2) dedicated database servers as database nodes

•
Includes Oracle Recovery Manager (RMAN) database backup service, which allows point-in-time database backup and restore capability.

3.
The Section entitled Availability/Service Credit is replaced in its entirety with the following:

  Availability/Service Credit:

          The Hosted Software is accessible 24/7, with a 99.9% targeted uptime. 99.9% uptime means that for 99.9% of the time during any calendar month, the ASP Services shall be available. Unavailability is a condition in which there is unavailability of the Hosted Software due to hardware failure OR sustained packet loss in excess of fifty percent within the Blackboard hosting facilities for at least fifteen consecutive minutes due to a failure of Blackboard to provide ASP Services during such period; unavailability does not include packet loss or network unavailability due to scheduled maintenance, or inability of a user to connect with the ASP Services due to Internet or telecommunications problems outside the control of Blackboard. In order to receive any service credit, Customer must notify Blackboard within seven (7) days from the time Customer becomes eligible to receive a service credit. Failure to comply with this requirement will forfeit Customer's right to receive a service credit. The aggregate maximum number of service credits to be issued by Blackboard to Customer for any and all downtime periods and performance problems during any given calendar month shall not exceed one month of service. Service Credits will not

6

  apply if errors/unavailability are caused by Customers Building Block. Service credits are issued as followed:

Length of Unavailability (per calendar month)	Service Credit
1 to 4 hours of aggregate unavailability below 99.9%	[***] of service fees credited [***]
4 to 8 hours of aggregate unavailability below 99.9%	[***] of services fees credited [***]
8 to 96 hours of aggregate unavailability below 99.9%	[***] of service fees credited [***]

[***]

*
All Service Credit shall be applied to the next period's ASP fees.

All other terms and conditions remain in full force and effect.

        IN WITNESS WHEREOF, the parties hereto have executed this Addendum as of the date written below.

BLACKBOARD	CUSTOMER: Ashford University

Signature	Signature

TESS FRAZIER- VICE PRESIDENT Print Name and Title	Print Name and Title

Date:	Date:

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

7

 BLACKBOARD ASP BUSINESS CONTINUITY SCHEDULE

        This Blackboard ASP Business Continuity Schedule ("ASP Schedule") is made as of the last date indicated below, by and between Blackboard and Ashford University ("Customer") and is an addendum to the Blackboard License And Services Agreement between Blackboard and Customer, including the Master Terms, dated December 23, 2003, and other Schedules incorporated therein (collectively, the "Agreement"). Capitalized terms used in this Schedule that are not otherwise defined in this Schedule shall have the meaning set forth in the Master Terms. In consideration of the foregoing premises, and other good and valuable consideration, the receipt of which are hereby acknowledged, the parties hereby agree as follows:.

ASP—SCHEDULE OF FEES

Initial Term Annual Fees (USD)
Blackboard ASP—Business Continuity Setup Fee	$	[***]
Blackboard ASP—Business Continuity Annual Fee	$	[***]
Total Fees Due:	$	[***]

ASP—SCHEDULE OF SERVICES

Product Description	Active User Capacity	RTO Guarantee	RPO Guarantee
Blackboard ASP—Business Continuity Service		[***]	[***]

1.     ADDITIONAL DEFINITIONS

        1.1   "Active User Capacity" means the number of Authorized End Users, at any particular time, permitted to be registered to access one (1) or more educational courses provided through the Hosted Software. This is the maximum number of users that the backup site must be able to support during a disaster period.

        1.2   "ASP Services" means the services provided by Blackboard pursuant to this ASP Schedule. The initial ASP Services are indicated an the table above.

        1.3   "Authorized End User" will have the meaning set forth in the Software Schedule, as defined below.

        1.4   "Available Date" means, for purposes of this ASP Business Continuity Schedule, the date upon which Customer hosting the primary Blackboard production environment locally ("a locally-hosted Customer") receives notice from Blackboard that the Business Continuity environment is up and ready to support Customer during a disaster period. For Customer hosting the primary Blackboard production environment with ASP Services ("ASP-hosted Customer"), this will be the time that the disaster recovery site is up and ready to support a disaster period.

        1.5   "Business Continuity Service" is a disaster recovery service provided by Blackboard and means network environment and Customer, dedicated equipment that came on line within the Service Level specifications described in Exhibit B when Customer's primary hosting environment in a physically separate location—whether hosted by Blackboard or locally basted by Customer—fails. Failure is understood to be a catastrophic failure at the hosted site. Customer must have executed a Blackboard Software Schedule to receive this Business Continuity Service.

        1.6   "Schedule Effective Date" means the later of G) the date on which this ASP Business Continuity Schedule has been executed by authored representatives of both Parties and (ii) the Effective Date of the Agreement.

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

8

2.     BLACKBOARD RESPONSIBILITIES.

        2.1   Prevision of Access to Hosted Software.

        In cases where Customer is locally hosting the primary site: Once the Customer has contacted Blackboard ASP to notify them of a disaster scenario, Blackboard will bring up the backup site as per the defined RTO and RPO (see Exhibit B). At that point, Blackboard will make access to the features and functions of the Hosted Software available to Customer's Authorized land Users. Blackboard will specify to Customer procedures according to which Customer should contact Blackboard in the event of a disaster.

        In cases where Blackboard ASP is hosting the primary site: Once Blackboard has determined that a disaster scenario has occurred; Blackboard will bring up the backup site as per the defined RTO and RPO (see Exhibit B). At that point, Blackboard will make access to the features and functions of the Hosted Software available to Customer's Authorized End Users. Blackboard will specify to Customer procedures according to which Customer should contact Blackboard in the event of a disaster.

        2.2    Responsibility for Hosting During Disaster Period.    Blackboard shall install and operate the Halted Software an computer servers and systems under its direct or indirect control. Blackboard will also install and stare the Customer Content for purposes of access by the Hosted Software, provided that nothing in this ASP Business Continuity Schedule shall be construed to require Blackboard to provide for, or bear any responsibility with respect to, the design, development, operation or maintenance of any Web site owned or operated by Customer, or with respect to any telecommunications or computer network hardware required by Customer to provide access from the Internet to any such Customer Web site. Nothing in this ASP Business Continuity Schedule shall be construed to grant to Customer a license to access and/or use Blackboard's systems except for purposes of accessing and using the hosted Software and except pursuant to the procedures and protocols specified by Blackboard pursuant to Section 2.1. Solely to the extent necessary to perform Blackboard's obligations pursuant to this ASP Business Continuity Schedule, Customer grants to Blackboard a royalty-free, non-exclusive, worldwide license to use, reproduce, transmit, distribute, perform, display, and, to the extent required by the Hosted Software, modify and create derivative works from the Customer Content. As between Customer and Blackboard, Customer retains ownership of the Customer Content. Blackboard shall maintain the confidentiality of all Customer Content that is stored on its servers in accordance with Section 4 of the Master Terms.

        2.3    Availability and Operational Specifications.    Blackboard will undertake commercially reasonable measures to ensure that, from and after the Available Date and for so long as this ASP Business Continuity Schedule remains in effect the ASP Services provided pursuant to this ASP Business Continuity Schedule will (i) be available and accessible as contemplated in this ASP Business Continuity Schedule twenty-four (24) hours per day, seven (7) days per week within the parameters set forth in Exhibit B, and (ii) conform in all material respects to the technical specifications and performance parameters set forth in Exhibit B. Exhibit B may be modified from time to time, neon notice to Customer. Notwithstanding the foregoing, Blackboard will have no liability under this Section 2.3 to the extent any nonconformity with the standards set forth in Exhibit B arises, in whole or in part, from (i) any use of the Hosted Software by Customer or any Authorized End User other than in accordance with the terms and conditions set forth in this Agreement; (ii) any failure by Customer or arty Authorized End User to comply with any procedures, technical standards and/or protocols specified by Blackboard pursuant to Section 2.1 of this ASP Business Continuity Schedule or (iii) any causes beyond the control of Blackboard or which are not reasonably foreseeable to Blackboard, including but not limited to, interruption or failure of telecommunication or digital transmission links and Internet slow-downs or failures. It is agreed and acknowledged that the service credits referred to in Exhibit B shall be Customer's sole remedy, and Blackboard's sole obligation, with respect to failures of the ASP Business Continuity Services to meet the technical specifications and performance

9

parameters set forth in Exhibit B. Blackboard does not warrant or guarantee the ASP Business Continuity Services except as expressly stated in this ASP Schedule.

        2.4    Data Restoration Policy.    Once Business Continuity Service conies online and while the Business Continuity environment is active, Blackboard will back-up and archive Customer Content at a secure location for the retention period(s) specified in Exhibit B. In the event that Customer requests recovery of any lost or damaged Customer Content, Blackboard will exercise reasonable efforts to restore the relevant data front the most recently archived copies (or such earlier copies as requested by Customer), provided that such data is, at the relevant time, still available pursuant to the applicable retention policy and Customer has provided to Blackboard all information necessary to enable Blackboard to perform such services. Blackboard shall perform up to four (4) data restorations at no charge to Customer; thereafter, except with respect to restoration of data that are lost or damaged as a result of Blackboard's error or a failure of the ASP Services, Customer agrees to pay Blackboard its then-standard applicable rates for such restoration services.

        2.5    IP Addresses.    Any IP addresses assigned or allocated to Customer by Blackboard shall remain, at all times, the property of Blackboard and shall be nontransferable and Customer shall have no right to use such IP addresses upon termination of this Agreement. Any change requested by Customer to the Blackboard allocated addresses must be agreed to by the Parties. Customer understands that the IP Services provided under this Agreement (including Internet use) may require registrations and related administrative reports that are public in nature.

        2.6    Reverse-DR.    In cases where Customer is locally hosting the primary site: Once the disaster is over, and the customer is ready to bring up their production site, Blackboard ASP will provide disk backups of all client data. However, it is up to the customer themselves to bring up their production site. ASP is not responsible for bringing; up the production site.

        In cases where Blackboard ASP is hosting the primary site: Once the disaster is over, Blackboard ASP will be responsible for brining up the primary site again, should they decide to do so. They may also decide to continue using the backup as the production site and use the newly brought up disaster site as the backup.

3.     CUSTOMER RESPONSIBILITIES.

        3.1    General Usage Limitations.    Customer acknowledges that use and operation of the Hosted Software by Customer and/or any Authorized End User is subject to the terms of the Software Schedule. Notwithstanding the Software Schedule, for so long as this ASP Schedule remains in effect, Customer may not install, host or operate the Hosted Software, nor may Customer or its Authorized End Users otherwise use the Hosted Software; except as hosted and made available by Blackboard under this Agreement. Customer agrees that it may not cause or permit any third parties to access the Hosted Software other than Authorized End Users, nor may Authorized End Users in excess of the then-current Active User Capacity access and use the Hosted Software at any time, provided that the Active User Capacity may be modified in accordance with Section 2.5. Customer shall refrain from, and shall ensure that Authorized End Users refrain from, using the ASP Services in a manner that is libelous, defamatory, obscene, infringing or illegal, or otherwise abusing the ASP Services or the resources available through the ASP Services. Customer warrants that its Authorized End Users will comply with the provisions of this ASP Business Continuity Schedule in all respects.

        3.2    Customer Content.    Customer represents and warrants that (i) Customer owns or has sufficient rights in and to the Customer Content, including, without limitation, personal, educational and financial information contained within the Customer Content, in order to use, and permit use of, the Customer Content as contemplated in this ASP Schedule and to grant the license granted in Section 2.2; and (ii) the Customer Content does not and shall not contain any content, materials, advertising or services that infringe on or violate any applicable law, regulation or right of a third party.

10

Customer also acknowledges that Customer Content may be stored on servers located within the United States or accessed by Blackboard's support or ASP personnel in the United States, and hereby authorizes such access and storage. Blackboard only provides access to the hosted Software; Blackboard does not operate or control the information, services, opinions or other content of the Internet. Blackboard does not monitor and shall have no liability or responsibility whatsoever for the Customer Content of any transmissions or communications transmitted or otherwise disseminated via the Hosted Software. Customer agrees that it shall make no claim whatsoever against Blackboard relating to the Customer Content or content of the Internet or respecting any information, product, service or software ordered through or provided via the Internet, and Customer shall indemnify and hold Blackboard harmless from any and all claims (including claims by governmental entities seeking to impose penal sanctions) related, directly or indirectly, to such Customer Content.

        3.3    Provision of Data, Customer Content and Customization and Configuration files.    In cases where Customer is locally hosting the primary site, Customer is responsible for providing Blackboard through a pre-established, mutually agreed process between Customer and Blackboard, all data, Customer Content and Customization and Configuration Files that Blackboard will back up on Business Continuity Service in accordance with the service specifications stated under Business Continuity Service Guarantees in Exhibit B. Failure on Customer's part to provide this information will release Blackboard from any obligation or liability pursuant to this ASP Business Continuity Schedule,

        3.4    Domain Name System (DNS).    In cases where Customer is locally hosting the primary site, it is the responsibility of Customer to ensure that either they communicate a separate URL for the backup site, or that a redirect page has been established to send users to the backup site. It is not the responsibility of Blackboard ASP to ensure that Customer has notified its authorized End Users of a new address and IP address for the Blackboard site.

        In cases where Blackboard is hosting the primary site, Blackboard will handle all DNS issues and redirect Customer's Authorized End Users automatically to the new site.

4.     FEES

        4.1   In consideration for provision of the ASP Business Continuity Services, Customer shall, during the Initial Term (as defined below) pay to Blackboard (i) the set up fee, (ii) an annual fee in air amount set forth above with respect to the particular ASP Services provided under this ASP Business Continuity Schedule, which fees shall be due and payable upon Agreement execution; as well as (iii) any other fees otherwise required by this ASP Business Continuity Schedule (for additional services, additional bandwidth, or additional users). In the event that the Business Continuity Service comes on line, Blackboard will operate the Service 30 days from the first activation day. For locally-hosted Customer, if Customer desires Blackboard to continue to maintain the service on line after the initial 30 days, Customer must pay the then-current monthly recurring charge for the ASP Service. In the event that Customer requests additional ASP Services as contemplated in Section 2.9, applicable fees shall be due and payable from and after the month during which such additional services are first made available. All fees payable under this ASP Business Continuity Schedule shall be non-cancelable and non-refundable.

        4.2   Blackboard reserves the right to temporarily suspend the ASP Services if Customer's account becomes more than sixty (60) days past due. Suspension of ASP Services does not constitute a termination or suspension of this Agreement nor does such suspension of Service alleviate Customer's obligation to pay past, current, or future charges incurred hereunder. Once Customer pays in full the past due fees, Blackboard will resume services.

        4.3   With respect to each Renewal Term (as defined below), if any, Customer shall pay to Blackboard the then-current fees for such ASP Business Continuity Services upon commencement of the Renewal Term. Except as provided above, each party will be responsible for its own expenses

11

incurred in rendering performance under this ASP Business Continuity Schedule, including, without limitation, the cost of facilities, work space, computers and computer time, development tools and platforms, utilities management, personnel and supplies. Except as otherwise required by this paragraph, all amounts payable tinder this ASP Business Continuity Schedule shall be subject to applicable provisions of the Master Terms.

5.     TERM

        This ASP Business Continuity Schedule shall became effective on the Schedule Effective Date, and shall continue in effect for a period of one (1) year (the "Initial Term"), unless earlier terminated. Thereafter, the ASP Business Continuity Schedule will renew automatically for successive one (1)-year periods (each, a "Renewal Term"), unless either Party provides notice of its desire not to renew not less than thirty (30) days prior to the end of the Initial Term or then-current Renewal Term, as applicable. Upon termination of this ASP Business Continuity Schedule, all licenses granted under this ASP Business Continuity Schedule shall immediately cease, and Customer will (i) pay to Blackboard all amounts due and payable under this ASP Business Continuity Schedule; and (ii) return all Documentation and related training materials to Blackboard within a reasonable time at Customer's cost.

        The Parties agree to the above terms and have executed this ASP Business Continuity Schedule as of the last date set forth below.

BLACKBOARD	CUSTOMER: Ashford University

Signature	Signature

TESS FRAZIER—VICE PRESIDENT Print Name and Title	Print Name and Title

Date:	Date:

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

12

        VOID IF EXECUTED AFTER: December 28, 2007
Ashford University

EXHIBIT A
ASP Business Continuity SERVICES SPECIFICATIONS- As of the Available Date

NOTE: CUSTOMER ACKNOWLEDGES THAT NOTHING IN THIS EXHIBIT B CREATES ANY ADDITIONAL WARRANTIES OR GUARANTEES, OTHER THAN AS SET FORTH IN THE ASP SCHEDULE, THE SOFTWARE SCHEDULE AND/OR THE MASTER TERMS, AS APPLICABLE.

SERVICE LEVEL

Security:

  •
  Single point of entry to co-location is guarded 24 hours a day with access controlled by an access database and video surveillance.

  •
  Monitoring of the co-location area and only those persons authorized by Blackboard's access list are allowed past a central point.

  •
  Surveillance cameras located throughout the facility capture activity to help ensure no unauthorized entry to protected areas.

Power:

  •
  State-of-the-art generators clean and condition commercial electrical power to remove irregularities in the signal. Power is run through the generators before being passed into the facility.

  •
  In the event of a toss of power from the grid, power backups are utilized in the following order: commercial utility underground conduits, two-hour battery backup (industry standard only 15 minutes), and diesel generator with full-load capability and 18 hr. fuel supply.

Network:

  •
  Redundant Internet connections through dual Tier-I Internet Service Providers

Startup:

  Blackboard is responsible for the setup and configuration of the necessary hardware, software and all components of the backup site. This includes but not limited to, the server hardware and software, telecommunications hardware and software, security software and other software that is reasonably necessary to operate and maintain the Hosted Software

Business Continuity Service Guarantees:

Disaster Recovery Environment in stand-by in Blackboard's disaster recovery datacenter to back up the Customer's Production Environment in Customer's / ASP'S production datacenter.

Blackboard provides the following levels of Business Continuity Service guarantees. Customer will receive service guarantees in accordance to the level that Customer has subscribed:

	OS / Database Environment	Recovery Time Objective (RTO)	Recovery Point Objective (RPO)	Customization & Configuration
Blackboard ASP—hosted Production Environment	Linux/Oracle	[***]	[***]	Fully Backed Up

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

13

  •
  Recovery Time Objective (RTO) is defined as the time it takes from Blackboard being notified of the loss of the business function of the primary site to activation of the Business Continuity Service.

  •
  Recovery Point Objective (RPO) is defined as the specific point-in-time that the data was backed up and can be recovered.

  •
  Customization is limited to any customizations made to Customer's Hosted Software for which Customer has notified Blackboard and has given Blackboard the permission to backup and store. Similarly, configuration is limited to any and all hardware and software configuration files that Customer has given Blackboard the permission to backup and store (in the case of Customer-hosted primary site).

  •
  In addition to the above Service Guarantees, Blackboard may make available at Customer's request, a detailed data backup time and date report.

  •
  Blackboard will also perform a disaster recovery test once a year at a time coordinated with Customer in order to ensure the readiness of the Business Continuity Service.

  •
  The RTO only covers the time that it takes for the Blackboard application to become available to Customers. In cases where Customer is locally hosting; the primary site, the RTO does not cover the time it takes for Customer to let Authorized End-Users know what the backup URL is or adjust their DNS configurations.

Service Credit:

If Blackboard fails to meet the RTO and RPO service guarantee time frames, Blackboard will issue service credits to Customer to be applied against future Blackboard ASP service fees. In order to receive any service credit, Customer must notify Blackboard within seven (7) days from the time Customer becomes eligible to receive a service credit. Failure to comply with this requirement will forfeit Customer's right to receive a service credit. Service credits are issued as followed:

Length of Unavailability	Service Credit*
Up to 12 hours beyond the guaranteed RTO and/or RPO	[***] of annual Business Continuity service fees credited
Between 12 to 24 hours beyond the guaranteed RTO and/or RPO	[***] of annual Business Continuity service fees credited
Above 24 hours beyond the guaranteed RTO and/or RPO	[***] of annual Business Continuity service fees credited

*
All Service Credit shall be applied to the next period's ASP fees.

[***]

Ongoing.

The hardware, software and network are monitored and maintained by Blackboard and will be accessible twenty-four (24) hours a day, seven (7) days a week, in accordance with industry standards, except for scheduled maintenance and required repairs, in advance of which the client shall be notified by email.

  •
  Blackboard maintains responsibility for all day-to-day server maintenance. Server maintenance may include, but is not limited to, hardware upgrades, OS upgrades, patch installations, database administration, server user administration and performance tuning.

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

14

  •
  Blackboard maintains a software monitoring system to provide real-time information about the ASP environment to the Blackboard Network Operations Center (NOC), to assist Blackboard system administrators proactively monitoring the ASP environment.

  •
  Blackboard maintains the functioning of all hardware components for which it is responsible under this Exhibit and will replace any failed components. Hardware replacement will begin immediately upon identification of the hardware failure.

  •
  Blackboard implements a backup strategy of performing daily backups with a retention period of 1 month. Where possible, data is replicated to an offsite location.

  •
  Blackboard collects bandwidth usage and web hit statistics on all Customer-hosted machines. This information will be provided upon request.

DATA CENTER SPECIFICATIONS

Blackboard houses servers in a facility that offers environment control, security, and backup power, as more specifically described below:

Environment:

  •
  The data center is designed to maintain a constant temperature of 68%E, plus or minus 2'!<F, with humidity of 45%.

Server Setup:

The servers are set up to maintain fail back, redundant connectivity, comprehensive backups, 24x7 monitoring, and 99.7% uptime.

CUSTOMER RESPONSIBILITIES.    Blackboard is not responsible for management and actual use of the features and function of the Hosted Software. Customer bears all responsibility for such management and actual use, including, without limitation:

  •
  The Customer has full access to the Administrator Menu and is responsible for the following:

  •
  Creating/Removing Users including Students, Teachers, System Administrators, etc.

  •
  Modifying all User Information

  •
  Creating/Removing all Course Web Sites

  •
  Building and Managing all Course Web Sites

  •
  Customization to the Site

  •
  System Usage Tracking Reports

  •
  Deciding which product features will be available or unavailable, how much functionality instructors will be allowed, etc.

  •
  Choosing Icon Themes

  •
  All changes to the Blackboard-named URL. All Blackboard clients are assigned a URL that reads http://institutionname.blackboard.com. The institution is allowed to pick the "institutionname". However, any re-directs to other URLs are the responsibility of the Customer and not Blackboard. For example, if the Customer chooses the URL http://institutionname.org, the institution is responsible for the redirect to the http://institutionname.blackboard.com site using a CNAME record. Any IP addresses are allocated by Blackboard to Customer are in accordance with the American Registry for Internet Numbers (ARIN) guidelines for Internet Numbers and applicable agencies.

15

        VOID IF EXECUTED AFTER: March 26, 2008
Bridgepoint Education

[BLACKBOARD LOGO]

Bridgepoint Education Pricing Summary

Product Description	Qty.	Units	Initial Term Fees (USD)
Blackboard Learning System—Enterprise—Increase in User Band	1	YR	$	[***]
COMMUNITY System—Increase in User Band	1	YR	$	[***]
TOTAL:			$	[***]

Designated Server Site (Physical Location of the Software): Hosted by Blackboard	Database Version:	Operating System:	Hardware Model:
Customers User Band: [***]

SPECIAL PROVISIONS:

Prior to the increase in User Band listed above, Customer's renewal fees for their Blackboard Learning System™ Enterprise Software License and their Community System Software License would have been [***] and [***] respectively. Customer's renewal invoice will reflect both the old User Band fees plus the fees for the increase of its User Band, for a total of [***].

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

1

 AMENDMENT
TO THE BLACKBOARD LICENSE AND SERVICES AGREEMENT, DATED DECEMBER 23, 2003
INCLUDING ALL ATTACHMENTS AND SCHEDULES
BETWEEN BLACKBOARD AND ASHFORD UNIVERSITY

An Amendment to the Blackboard License and Services Agreement, dated December 23, 2003 ("Agreement"), including all attachments and schedules thereto, between Blackboard Inc. ("Blackboard") and Ashford University ("Customer") is made of the last signature date below ("Amendment").

The Parties hereby agree that Customer will now be known as Bridgepoint Education.

The Parties also agree that Customer now includes the University of the Rockies as part of their Authorized End Users.

ALL OTHER TERMS AND CONDITIONS REMAIN IN FULL FORCE AND EFFECT.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date last written below.

BLACKBOARD	CUSTOMER: Bridgepoint Education (Formerly known as Ashford University)

Signature	Signature

Tess Frazier, Vice President Print Name and Title	Print Name and Title
Date:	Date:

2

 AMENDMENT NO. TWO
TO THE SOFTWARE SCHEDULE LS-5,
BLACKBOARD LEARNING SYSTEM™/BLACKBOARD COMMUNITY SYSTEM™ DATED MARCH 17, 2005
BETWEEN BLACKBOARD AND BRIDGEPOINT EDUCATION

This Amendment to the Software Schedule LS-5, Blackboard Learning System™/Blackboard Community System™ dated March 17, 2005 ("Agreement") between Blackboard Inc. ("Blackboard") and Bridgepoint Education (formerly known as Ashford University)("Customer") is made as of the last signature date below ("Amendment").

The purpose of this Amendment is to add users onto Customer's current license.

The parties hereby agree to the following terms regarding the use of the Blackboard Software by Customer. The following sections of the Agreement are modified as follows:

1.
The following is hereby added to the Section entitled SITE; SCHEDULE OF FEES:

Product Description	Qty.	Units	Annual Term Fees (USD)
LEARNING SYSTEM—USER INCREASE	1	YR	$	[***]
COMMUNITY SYSTEM—USER INCREASE	1	YR	$	[***]
TOTAL:			$	[***]

All other terms and conditions remain in full force and effect.

IN WITNESS WHEREOF, the parties hereby have executed this Amendment as of the last date written below.

BLACKBOARD	CUSTOMER: Bridgepoint Education

Signature	/s/ Daniel J. Devine Signature
Print Name and Title Tess Frazier, Vice President Date:	Daniel J. Devine Print Name and Title Date: 4-30-08

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

3

QuickLinks

  Exhibit 10.20
Charter Learning Pricing Summary
BLACKBOARD MASTER TERMS
SOFTWARE SCHEDULE LS-1 BLACKBOARD LEARNING SYSTEM™ BASIC EDITION OPTION
ASP SCHEDULE LS-2 BLACKBOARD LEARNING SYSTEM™ ASP SCHEDULE
EXHIBIT A ASP FEES
EXHIBIT B ASP SERVICES SPECIFICATIONS As of this Available Date
BLACKBOARD LEARNING SOLUTIONS SCHEDULE LS-3
MANAGED CONTACT CENTER SOLUTION SCHEDULE LS-4 BLACKBOARD LEARNING SYSTEM™
ADDENDUM TO THE BLACKBOARD MASTER TERMS™ MANAGED CONTACT CENTER SOLUTION SCHEDULE LS-4 BLACKBOARD LEARNING SYSTEM™ BETWEEN BLACKBOARD AND BRIDGEPOINT EDUCATION (FORMERLY CHARTER LEARNING) DATED 23 DECEMBER, 2003
Bridgepoint Education Pricing Summary
SOFTWARE SCHEDULE LS-5 BLACKBOARD LEARNING SYSTEM™/BLACKBOARD COMMUNITY SYSTEM™
ASP SCHEDULE LS—6 BLACKBOARD ASP SCHEDULE
EXHIBIT A ASP SPECIFICATIONS
EXHIBIT B ASP SERVICES SPECIFICATIONS—As of the Available Date
Ashford University Pricing Summary
ADDENDUM No. Two TO THE MANAGED CONTACT CENTER SOLUTION SCHEDULE LS-4, BLACKBOARD LEARNING SYSTEM™ DATED DECEMBER 23, 2003 BETWEEN BLACKBOARD INC. AND ASHFORD UNIVERSITY (FORMERLY KNOWN AS BRIDGEPORT EDUCATION)
[BLACKBOARD LOGO]
BLACKBOARD LICENSE AND SERVICES AGREEMENT COVER PAGE
Ashford University Pricing Summary
ADDENDUM TO THE ASP SCHEDULE LS-6, BLACKBOARD ASP SCHEDULE DATED MARCH 17, 2005 BETWEEN BLACKBOARD INC. AND ASHFORD UNIVERSITY
BLACKBOARD ASP BUSINESS CONTINUITY SCHEDULE
EXHIBIT A ASP Business Continuity SERVICES SPECIFICATIONS- As of the Available Date
[BLACKBOARD LOGO]
AMENDMENT TO THE BLACKBOARD LICENSE AND SERVICES AGREEMENT, DATED DECEMBER 23, 2003 INCLUDING ALL ATTACHMENTS AND SCHEDULES BETWEEN BLACKBOARD AND ASHFORD UNIVERSITY
AMENDMENT NO. TWO TO THE SOFTWARE SCHEDULE LS-5, BLACKBOARD LEARNING SYSTEM™/BLACKBOARD COMMUNITY SYSTEM™ DATED MARCH 17, 2005 BETWEEN BLACKBOARD AND BRIDGEPOINT EDUCATION